                                                                     EXHIBIT 4.4


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                     CAPROCK COMMUNICATIONS CORP., as Issuer

                                       and

                         [________________], as Trustee

                              ---------------------

                                     Form of
                           Subordinated Debt Indenture

                           Dated as of ________, _____

                              --------------------


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



                                TABLE OF CONTENTS


                                                                                              PAGE
                                                                                              ----

ARTICLE 1

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ............................  -1-
         Section 1.01.  Definitions .........................................................  -1-
         Section 1.02.  Other Definitions ................................................... -29-
         Section 1.03.  Rules of Construction ............................................... -30-
         Section 1.04.  Form of Documents Delivered to Trustee .............................. -30-
         Section 1.05.  Acts of Holders ..................................................... -31-
         Section 1.06.  Notices, etc., to the Trustee and the Issuer ........................ -32-
         Section 1.07.  Notice to Holders; Waiver ........................................... -32-
         Section 1.08.  Conflict with Trust Indenture Act ................................... -33-
         Section 1.09.  Effect of Headings and Table of Contents ............................ -33-
         Section 1.10.  Successors and Assigns .............................................. -33-
         Section 1.11.  Separability Clause ................................................. -33-
         Section 1.12.  Benefits of Indenture ............................................... -33-
         Section 1.13.  GOVERNING LAW ....................................................... -33-
         Section 1.14.  No Recourse Against Others .......................................... -34-
         Section 1.15.  Independence of Covenants ........................................... -34-
         Section 1.16.  Exhibits ............................................................ -34-
         Section 1.17.  Counterparts ........................................................ -34-
         Section 1.18.  Duplicate Originals ................................................. -34-

ARTICLE 2

         SECURITY FORMS ..................................................................... -34-
         Section 2.01.  Form and Dating ..................................................... -34-

ARTICLE 3

         THE SECURITIES ..................................................................... -35-
         Section 3.01.  Amount Unlimited; Issuable in Series ................................ -35-
         Section 3.02.  Registrar and Paying Agent .......................................... -38-
         Section 3.03.  Execution and Authentication ........................................ -39-
         Section 3.04.  Temporary Securities ................................................ -41-
         Section 3.05.  Transfer and Exchange ............................................... -42-

         Section 3.06.  Mutilated, Destroyed, Lost and Stolen Securities ...........................   -44-
         Section 3.07.  Payment of Interest; Interest Rights Preserved .............................   -45-
         Section 3.08.  Persons Deemed Owners ......................................................   -46-
         Section 3.09.  Cancellation ...............................................................   -47-
         Section 3.10.  Computation of Interest ....................................................   -47-
         Section 3.11.  Legal Holidays .............................................................   -47-
         Section 3.12.  CUSIP and CINS Numbers .....................................................   -48-
         Section 3.13.  Paying Agent To Hold Money in Trust ........................................   -48-
         Section 3.14.  Treasury Securities ........................................................   -48-
         Section 3.15.  Deposits of Monies .........................................................   -48-
         Section 3.16.  Book-Entry Provisions for Securities in Global Form ........................   -49-

ARTICLE 4

         DEFEASANCE OR COVENANT DEFEASANCE .........................................................   -50-
         Section 4.01.  Termination of Issuer's Obligations ........................................   -50-
         Section 4.02.  Defeasance and Discharge of Indenture ......................................   -51-
         Section 4.03.  Defeasance of Certain Obligations ..........................................   -54-
         Section 4.04.  Application of Trust Money .................................................   -55-
         Section 4.05.  Repayment to Issuer ........................................................   -56-
         Section 4.06.  Reinstatement ..............................................................   -56-

ARTICLE 5

         REMEDIES ..................................................................................   -56-
         Section 5.01.  Events of Default ..........................................................   -56-
         Section 5.02.  Acceleration of Maturity, Rescission and Annulment .........................   -59-
         Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee ............   -60-
         Section 5.04.  Trustee May File Proofs of Claims ..........................................   -60-
         Section 5.05.  Trustee May Enforce Claims Without Possession of Securities ................   -61-
         Section 5.06.  Application of Money Collected .............................................   -62-
         Section 5.07.  Limitation on Suits ........................................................   -62-
         Section 5.08.  Unconditional Right of Holders To Receive Principal,
                        Premium and Interest .......................................................   -63-
         Section 5.09.  Restoration of Rights and Remedies .........................................   -63-
         Section 5.10.  Rights and Remedies Cumulative .............................................   -63-
         Section 5.11.  Delay or Omission Not Waiver ...............................................   -64-
         Section 5.12.  Control by Majority ........................................................   -64-
         Section 5.13.  Waiver of Past Defaults ....................................................   -64-
         Section 5.14.  Undertaking for Costs ......................................................   -65-

         Section 5.15.  Waiver of Stay, Extension or Usury Laws ....................................   -65-
         Section 5.16.  Unconditional Right of Holders To Receive Payment ..........................   -65-

ARTICLE 6

         THE TRUSTEE ...............................................................................   -66-
         Section 6.01.  Certain Duties and Responsibilities ........................................   -66-
         Section 6.02.  Notice of Defaults..........................................................   -67-
         Section 6.03.  Certain Rights of Trustee ..................................................   -67-
         Section 6.04.  Trustee Not Responsible for Recitals, Dispositions of Securities
                        or Application of Proceeds Thereof .........................................   -69-
         Section 6.05.  Trustee and Agents May Hold Securities; Collections; Etc....................   -69-
         Section 6.06.  Money Held in Trust ........................................................   -69-
         Section 6.07.  Compensation and Indemnification of Trustee and Its Prior Claim ............   -69-
         Section 6.08.  Conflicting Interests ......................................................   -70-
         Section 6.09.  Corporate Trustee Required; Eligibility ....................................   -70-
         Section 6.10.  Resignation and Removal; Appointment of Successor Trustee ..................   -71-
         Section 6.11.  Acceptance of Appointment by Successor or Additional Trustees ..............   -73-
         Section 6.12.  Merger, Conversion, Amalgamation, Consolidation or
                        Succession to Business .....................................................   -74-
         Section 6.13.  Preferential Collection of Claims Against Issuer ...........................   -75-
         Section 6.14.  Appointment of Authenticating Agent ........................................   -75-

ARTICLE 7

         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER ..........................................   -76-
         Section 7.01.  Preservation of Information; Issuer To Furnish Trustee
                        Names and Addresses of Holders .............................................   -76-
         Section 7.02.  Communications of Holders ..................................................   -77-
         Section 7.03.  Reports by Trustee .........................................................   -77-
         Section 7.04.  Reports by Issuer ..........................................................   -77-

ARTICLE 8

         CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.................................................   -78-
         Section 8.01.  Issuer May Consolidate, etc., Only on Certain Terms ........................   -78-
         Section 8.02.  Successor Substituted ......................................................   -79-

ARTICLE 9

         SUPPLEMENTAL INDENTURES AND WAIVERS .......................................................   -80-
         Section 9.01.  Supplemental Indentures, Agreements and Waivers
                        Without Consent of Holders .................................................   -80-

         Section 9.02.  Supplemental Indentures, Agreements and Waivers With
                        Consent of Holders .........................................................   -82-
         Section 9.03.  Execution of Supplemental Indentures, Agreements and Waivers ...............   -83-
         Section 9.04.  Effect of Supplemental Indentures ..........................................   -84-
         Section 9.05.  Conformity with Trust Indenture Act ........................................   -84-
         Section 9.06.  Reference in Securities to Supplemental Indentures .........................   -84-
         Section 9.07.  Record Date ................................................................   -84-
         Section 9.08.  Revocation and Effect of Consents ..........................................   -85-

ARTICLE 10

         COVENANTS .................................................................................   -85-
         Section 10.01. Payment of Principal, Premium and Interest .................................   -85-
         Section 10.02. Maintenance of Office or Agency ............................................   -85-
         Section 10.03. Money for Security Payments To Be Held In Trust ............................   -86-
         Section 10.04. Corporate Existence ........................................................   -87-
         Section 10.05. Payment of Taxes and Other Claims ..........................................   -88-
         Section 10.06. Maintenance of Properties ..................................................   -88-
         Section 10.07. Insurance ..................................................................   -88-
         Section 10.08. Books and Records ..........................................................   -89-
         Section 10.09. Compliance Certificates and Opinions .......................................   -89-
         Section 10.10. Repurchase of Securities Upon a Change of Control ..........................   -90-
         Section 10.11. Limitation on Indebtedness .................................................   -90-
         Section 10.12. Statement by Officers as to Default ........................................   -90-
         Section 10.13. SEC Reports and Reports to Holders .........................................   -91-
         Section 10.14. Limitation on Issuances of Guarantees by Restricted Subsidiaries ...........   -91-

ARTICLE 11

         SATISFACTION AND DISCHARGE ................................................................   -93-
         Section 11.01. Satisfaction and Discharge of Indenture ....................................   -93-
         Section 11.02. Application of Trust Money .................................................   -94-

ARTICLE 12

         REDEMPTION ................................................................................   -94-
         Section 12.01. Right of Redemption; Mandatory Redemption ..................................   -94-
         Section 12.02. Notice to the Trustee ......................................................   -95-
         Section 12.03. Selection of Securities to be Redeemed .....................................   -95-
         Section 12.04. Notice of Redemption .......................................................   -96-
         Section 12.05. Effect of Notice of Redemption .............................................   -97-
         Section 12.06. Deposit of Redemption Price ................................................   -97-
         Section 12.07. Securities Redeemed in Part ................................................   -97-

ARTICLE 13

         SINKING FUNDS ...........................................................................    -98-
         Section 13.02. Satisfaction of Sinking Fund Payments with Securities ....................    -98-
         Section 13.03. Redemption of Securities for Sinking Fund ................................    -99-

ARTICLE 14
         SUBORDINATION ...........................................................................    -99-
         Section 14.1   Agreement to Subordinate .................................................    -99-
         Section 14.2   Liquidation; Dissolution; Bankruptcy .....................................    -99-
         Section 14.3   Default on Designated Senior Debt ........................................   -100-
         Section 14.4   Default on Designated Senior Debt ........................................   -101-
         Section 14.5   When Distribution Must Be Paid Over ......................................   -101-
         Section 14.6   Notice by Issuer .........................................................   -101-
         Section 14.7   Subordination ............................................................   -102-
         Section 14.8   Relative Rights ..........................................................   -102-
         Section 14.9   Subordination May Not Be Impaired by Issuer ..............................   -102-
         Section 14.10  Distribution or Notice to Representative .................................   -102-
         Section 14.11  Rights of Trustee and Paying Agent .......................................   -103-
         Section 14.12  Authorization to Effect Subordination ....................................   -103-
         Section 14.13  Amendments ...............................................................   -104-

EXHIBIT A-1

         FORM OF SECURITY ........................................................................     A-1

EXHIBIT B

         FORM OF LEGEND FOR BOOK-ENTRY SECURITIES ................................................     B-1

EXHIBIT C

         FORM OF AUTHENTICATING AGENT'S CERTIFICATE OF AUTHENTICATION ............................     C-1

           Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of ______.

Trust Indenture Act                                               Indenture
      Section                                                      Section
-------------------                                               ---------

Section 310         (a)(1) ................................   6.09
                    (a)(2) ................................   6.09
                    (a)(3) ................................   Not applicable
                    (a)(4) ................................   Not applicable
                    (b) ...................................   6.08, 6.10
Section 311         (a) ...................................   6.07
                    (b) ...................................   6.07
                    (c) ...................................   Not Applicable
Section 312         (a) ...................................   3.05, 7.01
                    (b) ...................................   7.02
                    (c) ...................................   7.02
Section 313         (a) ...................................   7.03
                    (b) ...................................   7.03
                    (c) ...................................   7.03
                    (d) ...................................   7.03
Section 314         (a) ...................................   7.04, 10.09
                    (b) ...................................   Not Applicable
                    (c)(1) ................................   1.04, 4.02, 4.03,
                                                              11.01(c)
                    (c)(2) ................................   1.04, 4.02, 4.03,
                                                              11.01(c)
                    (c)(3) ................................   Not Applicable
                    (d) ...................................   Not Applicable
                    (e) ...................................   1.04, 10.09
Section 315         (a) ...................................   6.01(a)
                    (b) ...................................   6.02
                    (c) ...................................   6.01(b)
                    (d) ...................................   6.01(c)
                    (e) ...................................   5.14
Section 316         (a) (last sentence) ...................   3.14
                    (a)(1)(A) .............................   5.12
                    (a)(1)(B) .............................   5.13
                    (a)(2) ................................   Not Applicable
                    (b) ...................................   5.08
                    (c) ...................................   9.07

Trust Indenture Act                                               Indenture
      Section                                                      Section
-------------------                                               ---------

Section 317         (a)(1) ................................   5.03
                    (a)(2) ................................   5.04
                    (b) ...................................   10.03
Section 318         (a) ...................................   1.08


                  SUBORDINATED DEBT INDENTURE (the "Indenture"), dated as of ___________, ______, between CAPROCK COMMUNICATIONS CORP., a corporation duly organized and existing under the laws of the State of Texas (the "Issuer") and [________________] (the "Trustee").

                                    RECITALS

                  The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds and/or other evidence of indebtedness (herein called the "Securities") to be issued in one of more series as in this Indenture provided.

                  All things necessary have been done to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer and to make this Indenture a valid agreement of the Issuer and the Trustee in accordance with the terms hereof.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  Section 1.01. Definitions.

                  "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with an Asset Acquisition by the Issuer or a Restricted Subsidiary; provided that Indebtedness of such Person which is redeemed, defeased, retired or otherwise repaid at the time of or immediately upon consummation of the transaction by which such Person becomes a Restricted Subsidiary or such Asset Acquisition shall not be Acquired Indebtedness.

                  "Adjusted Consolidated Net Income" means, for any period, the aggregate net income (or loss) of the Issuer and its Restricted Subsidiaries for such period determined in conformity with GAAP; provided that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication):

                  (i) the net income (or loss) of any Person (other than a Restricted Subsidiary) in which any Person (other than the Issuer or any of its Restricted Subsidiaries) has a joint interest and the net income (or loss) of any Unrestricted Subsidiary, except

                           (x) with respect to net income, to the extent of the
                  amount of dividends or other distributions actually paid in cash to the Issuer or any of its Restricted Subsidiaries by such other Person or such Unrestricted Subsidiary during such period and

                           (y) with respect to net losses, to the extent of the
                  amount of cash contributed by the Issuer or any Restricted Subsidiary to such Person during such period;

                  (ii) the net income (or loss) of any Person acquired by the Issuer or any of its Restricted Subsidiaries in a pooling-of-interests transaction for any period prior to the date of the related acquisition;

                  (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

                  (iv) any gains or losses (on an after-tax basis) attributable to Asset Sales;

                  (v) any net after-tax extraordinary or non-recurring gains or losses;

                  (vi) any gain or loss, net of taxes, realized upon the termination of any employee benefit plan; and

                  (vii) any compensation or other expense paid or payable solely with Capital Stock (other than Redeemable Stock) of the Issuer or any options, warrants or other rights to acquire such Capital Stock.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Acquisition" means (i) an investment by the Issuer or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with the Issuer or any of its Restricted Subsidiaries; provided that such Person's primary business is related, ancillary or complementary to the businesses of the Issuer and its Restricted Subsidiaries on the date of such investment or (ii) an acquisition by the Issuer or any of its Restricted Subsidiaries of the property and assets of any Person other than the Issuer or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person; provided that the property and assets acquired are related, ancillary or complementary to the businesses of the Issuer and its Restricted Subsidiaries on the date of such acquisition.

                  "Asset Disposition" means the sale or other disposition by the Issuer or any of its Restricted Subsidiaries (other than to the Issuer or another Restricted Subsidiary) of (i) all or substantially all of the Capital Stock of any Restricted Subsidiary or (ii) all or substantially all of the assets of a division or line of business of the Issuer or any of its Restricted Subsidiaries.

                  "Asset Sale" means any direct or indirect sale, transfer or lease or other disposition (including by way of merger, consolidation or sale-leaseback transaction) in one transaction or a series of related transactions by the Issuer or any of its Restricted Subsidiaries to any Person other than the Issuer or any of its Restricted Subsidiaries of:

                  (i) all or any of the Capital Stock of any Restricted Subsidiary,

                  (ii) all or substantially all of the property and assets of an operating unit or business of the Issuer or any of its Restricted Subsidiaries, or

                  (iii) any other property and assets of the Issuer or any of its Restricted Subsidiaries outside the ordinary course of business of the Issuer or such Restricted Subsidiary other than the Capital Stock of or Investment in an Unrestricted Subsidiary

that, with respect to each of (i), (ii) and (iii), is not governed Article Eight hereof; provided that "Asset Sale" shall not include:

                           (a) sales, transfers or other dispositions of assets,
                  whether in one transaction or a series of related transactions occurring within one year, involving assets with a fair market value not in excess of $________ in any transaction or series of related transactions,

                           (b) contemporaneous exchanges by the Issuer or any
                  Restricted Subsidiary of Telecommunications Assets for other Telecommunications Assets in the ordinary course of business, including fiber swaps and partitioning of switches; provided that the applicable Telecommunications Assets received by the Issuer or such Restricted Subsidiary have at least substantially equal fair market value to the Telecommunications Assets disposed of, or

                           (c) sales, transfers or other dispositions of assets
                  that have become uneconomic, obsolete or worn-out.

                  "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from such date of determination to the dates of each successive scheduled principal payment of such debt security and
(b) the amount of such principal payment by (ii) the sum of all such principal payments.

                  "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law relating to bankruptcy, insolvency, receivership, or relief of debtors or the law of any other jurisdiction relating to bankruptcy, insolvency, or relief of debtors or any amendment to, succession to or change in any such law.

                  "Board of Directors" means, with respect to any Person, its Board of Directors, general partner(s), manager(s), or similar governing body.

                  "Board Resolution" means a copy of a resolution delivered to the Trustee that is certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York or in Philadelphia, Pennsylvania are authorized or obligated by law, regulation or executive order to close.

                  "Calculation Date" means, with respect to the Incurrence of any Indebtedness by the Issuer or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Issue Date or issued thereafter, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

                  "Capitalized Lease Obligations" means the discounted present value of the rental obligations under a Capitalized Lease.

                  "Change of Control" shall be deemed to occur if:

                  (i) the sale, conveyance, transfer or lease of all or substantially all of the assets of the Issuer to any Person or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than to one or more Permitted Holders and/or one or more Restricted Subsidiaries, shall have occurred,

                  (ii) any Person or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any Permitted Holder (or group that includes a Permitted Holder), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act) of more than 50% of the total voting power of all classes of the Voting Stock of the Issuer (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis,

                  (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Issuer (together with any directors whose election or appointment by the Board of Directors of the Issuer or whose nomination for election by the stockholders of the Issuer was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Issuer then in office or

                  (iv) the merger, amalgamation or consolidation of the Issuer with or into another Person or the merger of another Person with or into the Issuer shall have occurred, and the securities of the Issuer that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Issuer are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving Person that represent, immediately after giving effect to such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving Person.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Depositary" has the meaning specified in Section 3.04.

                  "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's equity, other than Preferred Stock of such Person, whether outstanding on the Issue Date or issued thereafter, including, without limitation, all series and classes of such common stock.

                  "Consolidated EBITDA" means, for any period, Adjusted Consolidated Net Income for such period plus, to the extent such amount was deducted in calculating such Adjusted Consolidated Net Income,

                  (i) Consolidated Interest Expense,

                  (ii) income taxes (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses or sales of assets),

                  (iii) depreciation expense,

                  (iv) amortization expense,

                  (v) all other non-cash items reducing Adjusted Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made),

                  (vi) costs directly related to the Transaction, the offering of the 1998 Senior Notes or the offering of the 1999 Senior Notes and expensed by the Issuer in accordance with GAAP on or prior to December 31, 1999, less all non-cash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for the Issuer and its Restricted Subsidiaries in conformity with GAAP; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Subsidiary multiplied by (B) the quotient of (1) the number of shares of outstanding Common Stock of such Restricted Subsidiary not owned on the last day of such period by the Issuer or any of its Restricted Subsidiaries divided by (2) the total number of shares of outstanding Common Stock of such Restricted Subsidiary on the last day of such period.

                  "Consolidated Interest Expense" means, for any period, without duplication, the aggregate amount of interest in respect of Indebtedness, including, without limitation:

                  (i) amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting;

                  (ii) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

                  (iii) the net costs associated with Interest Rate Agreements;

                  (iv) Preferred Stock dividends of the Issuer's Restricted Subsidiaries (other than dividends paid in shares of Preferred Stock that are not Redeemable Stock) declared and paid or payable;

                  (v) accrued Redeemable Stock dividends of the Issuer and its Restricted Subsidiaries, whether or not declared or paid; and

                  (vi) the interest component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Issuer and its Restricted Subsidiaries during such period;

excluding, however, (a) any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof) and (b) any premiums, fees and expenses (and any amortization thereof) payable in connection with the offering of the Securities, the 1999 Senior Notes, the 1998 Senior Notes and the Transaction, determined on a consolidated basis (without taking into account Unrestricted Subsidiaries) in conformity with GAAP.

                  "Consolidated Leverage Ratio" means, on any Calculation Date, the ratio of (i) the aggregate amount of Indebtedness of the Issuer and its Restricted Subsidiaries on a consolidated basis outstanding on such Calculation Date to (ii) the aggregate amount of Consolidated EBITDA for the then most recent four fiscal quarters for which financial statements of the Issuer have been filed with the SEC or provided to the Trustee pursuant to Section 10.13 hereof (such four fiscal quarter period being the "Four Quarter Period"); provided that, in making the foregoing calculation, (A) pro forma effect shall be given to any Indebtedness to be Incurred or repaid on the Calculation Date;
(B) pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including giving pro forma effect to the application of proceeds of any Asset Disposition) that occur from the beginning of the Four Quarter Period through the Calculation Date (the "Reference Period"), as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset dispositions and asset acquisitions (including giving pro forma effect to the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary or has been merged with or into the Issuer or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions had occurred on the first day of such Reference Period; provided that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an Asset Acquisition or Asset Disposition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Calculation Date of the Person, or division or line of business of the Person, that is acquired or disposed of for which financial information is available.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at __________________________, Attention: Corporate Trust Department, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

                  "Credit Facilities" means any senior commercial term loan and/or revolving credit or working capital facility or any letter of credit facility entered into principally with commercial banks and/or other financial institutions typically party to commercial loan agreements.

                  "Currency Agreement" means any spot or forward foreign exchange contract, currency swap agreement, currency option or other similar financial agreement or arrangement entered into by the Issuer or any of its Subsidiaries designed solely to protect against or manage exposure to fluctuations in currency exchange rates.

                  "Custodian" means any receiver, interim receiver, receiver and manager, receiver-manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other law respecting secured creditors and the enforcement of their security or any other Person with like powers, whether appointed judicially or out of court and whether pursuant to an interim or final appointment.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default. The Issuer is in "Default" during the continuance of such an event.

                  "Depository" means The Depository Trust Company and its nominees and successors.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "fair market value" means the price that would be paid in an arm's-length transaction between a willing seller under no compulsion to sell and a willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution; provided that for purposes of clause (viii) of the definition of "Permitted Indebtedness", (x) the fair market value of any security registered under the Exchange Act shall be the average of the closing prices, regular way, of such security for the [__] consecutive trading days immediately preceding the capital contribution or sale of Capital Stock and (y) in the event the aggregate fair market value of any other property (other than cash or cash equivalents) received by the Issuer exceeds [$__] million, the fair market value of such property shall be determined by a nationally recognized investment banking firm (selected by the Board of Directors of the Issuer) and set forth in their written opinion which shall be delivered to the Trustee.

                  "GAAP" means generally accepted accounting principles in the United States of America in effect on the Issue Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

                  "Global Securities" means one or more Global Securities in registered form and representing the aggregate principal amount of Securities of any particular series sold.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guaranteed Indebtedness" has the meaning given it under
Section 10.14 hereof.

                  "Holder" means the registered holder of any Security.

                  "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including an Incurrence of Acquired Indebtedness; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness. The terms "Incurrence" and "Incurred" shall have corresponding meanings.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication):

                  (i) all indebtedness of such Person for borrowed money,

                  (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,

                  (iii) all obligations of such Person in respect of letters of credit, acceptance facilities or other similar instruments (including reimbursement obligations with respect thereto),

                  (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services,

                  (v) all Capitalized Lease Obligations of such Person,

                  (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness,

                  (vii) all Indebtedness of other Persons and all dividends and distributions of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise,

                  (viii) all Redeemable Stock of such Person valued at its maximum fixed repurchase price plus (to the extent not otherwise included in such repurchase price) accrued and unpaid dividends payable prior to the Stated Maturity of the Securities in connection with a mandatory redemption or in connection with a redemption at the option of the holder thereof unless such Redeemable Stock has actually been called for redemption but not yet redeemed, in which case it shall be valued at the redemption price therefor plus such accrued and unpaid dividends unless the holder thereof can require redemption or repurchase at any higher price, and

                  (ix) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements.

                  The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation.

                  Notwithstanding anything herein to the contrary:

                  (A) the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at the time of its issuance, as determined in conformity with GAAP,

                  (B) money borrowed and set aside at the time of the Incurrence of any Indebtedness or thereafter in order to refund the payment of the interest on such Indebtedness shall not be deemed to be "Indebtedness,"

                  (C) Indebtedness shall not include any liability for federal, state, local or other taxes,

                  (D) Indebtedness shall not include any Trade Payable or amounts due under leases that are not Capitalized Lease Obligations,

                  (E) Indebtedness shall not include amounts due with respect to any customer advance payments and customer deposits in the ordinary course of business with the Issuer or any Restricted Subsidiary, and

                  (F) Indebtedness shall not include overdrafts.

                  For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Stock, such fair market value shall be determined in good faith by the Board of Directors of the issuer of such Redeemable Stock.

                  "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of securities established as contemplated by Section 3.01.

                  "Indenture Obligations" means the obligations of the Issuer, under this Indenture or under the Securities of any particular series, to pay principal of, premium, if any, and interest on such Securities when due and payable, whether at maturity, by acceleration, call for redemption or repurchase or otherwise, and to pay all other amounts due or to become due under or in connection with this Indenture or the Securities and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 6.07 hereof) and the Holders of the Securities under this Indenture and the Securities, according to the terms hereof and thereof.

                  "Interest," when used with respect to any Security of any series, means the amount of all interest accruing on such Security, including all interest accruing subsequent to the occurrence of any events specified in Sections 5.01(g) and (h) hereof or which would have accrued but for any such event, whether or not claims for such interest are allowable under applicable law.

                  "Interest Payment Date" means, when used with respect to any Security, the Stated Maturity of an installment of interest on such Security, as set forth in such Security.

                  "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement.

                  "Investment" in any Person means any direct or indirect advance, loan, account receivable (other than an account receivable arising in the ordinary course of business) or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement) or any capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) the fair market value of the Capital Stock (or any other Investment), held by the Issuer or any of its Restricted Subsidiaries, of (or in) any Person that has ceased to be a Restricted Subsidiary at the time it so ceases to be a Restricted Subsidiary, including, without limitation, by reason of any transaction permitted by clause (c) of Section 10.11 hereof. For purposes of the definition of "Unrestricted Subsidiary," (i) "Investment" shall include the fair market value of the assets (net of liabilities (other than liabilities to the Issuer or any of its Subsidiaries)) of any Restricted

Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary, (ii) the fair market value of the assets (net of liabilities (other than liabilities to the Issuer or any of its Subsidiaries)) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary shall be considered a reduction in outstanding Investments and (iii) any property transferred to or from any Person shall be valued at its fair market value at the time of such transfer.

                  "Issue Date" means the original date of issuance of the Securities.

                  "Issuer Request" or "Issuer Order" means a written request or order delivered to the Trustee that is signed in the name of the Issuer by its Chairman of the Board, Vice-Chairman, Chief Executive Officer, President or Vice President, and by its Secretary, Assistant Secretary, Treasurer or Assistant Treasurer.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien (statutory or other) or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest). The term "Lien" does not include any lease or grant of rights to use any fiber or other asset under an arrangement that does not qualify as a conditional sale or other title retention agreement or lease in the nature thereof or a switch partition.

                  "Maturity Date" means, with respect to any Security, the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

                  "Merger Agreement" means that certain Agreement and Plan of Merger and Plan of Exchange dated as of February 16, 1998 among the Issuer, CapRock Telecommunications Corp., CapRock Fiber Network, Ltd., IWL Communications, Incorporated and certain other parties thereto, as amended through the 1998 Senior Notes Issue Date and thereafter as amended in accordance with the terms of the 1998 Senior Notes Indenture.

                  "Moody's" means Moody's Investors Service.

                  "Net Cash Proceeds" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Issuer or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses

(including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Issuer and its Restricted Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Issuer or any Restricted Subsidiary as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, and (b) with respect to any capital contribution or issuance or sale of Capital Stock, options, warrants or other rights to acquire Capital Stock or Indebtedness, the proceeds of such capital contribution or issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Issuer or any Restricted Subsidiary) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes payable as a result thereof.

                  "1998 Senior Notes Indenture" means the Indenture dated as of July 16, 1998, among the Issuer, CapRock Telecommunications Corp., CapRock Fiber Network, Ltd. and IWL Communications, Incorporated and Chase Manhattan Trust Company, National Association, as successor Trustee, providing for the issuance of the 1998 Senior Notes in the aggregate principal amount of $150,000,000 as such instrument may be amended and supplemented from time to time.

                  "1998 Senior Notes" means the Issuer's 12% Senior Notes due 2008 issued pursuant to the 1998 Senior Notes Indenture, as such instrument may be amended from time to time.

                  "1998 Senior Notes Issue Date" means the date on which the 1998 Senior Notes were originally issued under the 1998 Senior Note Indenture.

                  "1999 Senior Notes" mean the Issuer's 11 1/2% Senior Notes due 2009 issued pursuant to the 1999 Senior Notes Indenture, as such instrument may be amended from time to time.

                  "1999 Senior Notes Indenture" means the Indenture dated as of May 18, 1999 between the Issuer and Chase Manhattan Trust Company, National Association, as trustee, providing for the issuance of the 1999 Senior Notes in the aggregate principal amount of $210,000,000, as such instrument may be amended and supplemented from time to time.

                  "Offer to Purchase" means an offer by the Issuer to purchase Securities from the Holders commenced by mailing a notice to the Trustee and each Holder stating:

                  (i) the covenant pursuant to which the offer is being made and that all Securities validly tendered will be accepted for payment on a pro rata basis;

                  (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed);

                  (iii) that any Security not tendered will continue to accrue interest pursuant to its terms;

                  (iv) that, unless the Issuer defaults in the payment of the purchase price, any Security accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date;

                  (v) that Holders electing to have a Security purchased pursuant to the Offer to Purchase will be required to surrender the Security, together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date;

                  (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

                  (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable.

                  On the Payment Date, the Issuer shall (i) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officer's Certificate specifying the Securities or portions thereof accepted for payment by the Issuer. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered; provided that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or any integral multiple thereof. The Issuer will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Trustee shall act as the Paying Agent for an Offer to Purchase. The Issuer will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Issuer is required to repurchase Securities pursuant to an Offer to Purchase.

                  "Officer" means, with respect to the Issuer, its Chairman of the Board, Vice Chairman, President, Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer.

                  "Officers' Certificate" means a certificate delivered to the Trustee that is signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Issuer.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Trustee, and who shall be reasonably acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 5.02.

                  "Outstanding" when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or any Affiliate thereof) in trust or set aside and segregated in trust by the Issuer or any Affiliate thereof (if the Issuer or such Affiliate shall act as Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

                  (c) Securities with respect to which the Issuer has effected defeasance or covenant defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03 hereof; and

                  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. The Issuer shall notify the Trustee, in writing, when it repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or such other obligor. If the Paying Agent holds, in its capacity as such, on any Maturity Date or on any optional redemption date money sufficient to pay all accrued interest and principal with respect to such Securities payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue. Securities may also cease to be Outstanding to the extent expressly provided in Article Four.

                  "Payment Date" means the date on which any Security is purchased pursuant to an Offer to Purchase.

                  "Permitted Holders" means Jere W. Thompson, Sr., Jere W. Thompson, Jr., Mark Langdale, Timothy W. Rogers, Scott L. Roberts, Timothy M. Terrell and Ignatius W. Leonards and any corporation, limited liability company, partnership, joint venture or other entity controlled by any one or more of them.

                  "Permitted Indebtedness" means any of the following:

                  (i) Indebtedness of the Issuer pursuant to the Securities and this Indenture;

                  (ii) Indebtedness owed (A) to the Issuer and evidenced by an unsubordinated promissory note or (B) to any Restricted Subsidiaries; provided that such Indebtedness to any Restricted Subsidiary is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, by acceleration or otherwise); provided, further, any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Issuer or another Restricted Subsidiary) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (ii);

                  (iii) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness (other than Indebtedness Incurred under clause (ii), (iv), (vi) or
         (xii) of this definition of "Permitted Indebtedness") and any refinancings of such new Indebtedness in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees and expenses); provided that Indebtedness the proceeds of which are used to refinance or refund the Securities or Indebtedness that is pari passu in right of payment with, or subordinated in right of payment to, the Securities shall only be permitted under this clause (iii) if (A) in case the Securities are refinanced in part or the Indebtedness to be refinanced is pari passu in right of payment with the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu in right of payment with, or subordinate in right of payment to, the remaining Securities, (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Securities, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Securities at least to the extent that the Indebtedness to be refinanced is subordinated to the Securities and (C) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; and provided further that in no event may Indebtedness of the Issuer be refinanced by means of any Indebtedness of any Restricted Subsidiary pursuant to this clause (iii);

                  (iv) Indebtedness (A) to reimburse workers' compensation insurance companies for claims paid by such companies on behalf of the Issuer or any Restricted Subsidiary in accordance with the policies issued to the Issuer and the Restricted Subsidiaries, (B) in respect of performance, surety or appeal bonds or similar obligations provided in the ordinary course of business, or (C) under Currency Agreements and Interest Rate Agreements; provided that such agreements (1) are designed solely to protect the Issuer or its Subsidiaries against fluctuations in foreign currency exchange rates or interest rates and
         (2) do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder or (D) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Issuer or any of its Restricted Subsidiaries pursuant to such agreements, in each case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Issuer or any Restricted Subsidiary in connection with such disposition;

                  (v) Indebtedness of the Issuer, to the extent the net proceeds thereof are promptly used to purchase Securities tendered in an Offer to Purchase made as a result of a Change of Control or Indebtedness of the Issuer or any Restricted Subsidiary to the extent the net proceeds thereof are promptly deposited to defease all of the Securities as described in Article Four hereof;

                  (vi) Guarantees of the Securities and Guarantees of Indebtedness of the Issuer by any Restricted Subsidiary; provided that the Guarantee of such Indebtedness is permitted by and made in accordance with Section 10.14 hereof.

                  (vii) Acquired Indebtedness and any Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, such Acquired Indebtedness in an amount not to exceed the amount so refinanced or refunded (plus premium, accrued interest, and reasonable fees and expenses) in an aggregate amount not to exceed at any one time outstanding $__ million;

                  (viii) (A) Indebtedness of the Issuer not to exceed, at any one time outstanding, two times the Net Cash Proceeds received by the Issuer after the 1998 Senior Notes Issue Date as a capital contribution or from the issuance and sale of its Capital Stock (other than Redeemable Stock) or options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) to a Person that is not a Subsidiary of the Issuer, to the extent such Net Cash Proceeds have not been used pursuant to Section 10 hereof to make a Restricted Payment less any Indebtedness Incurred pursuant to clause (B), (B) Indebtedness Incurred by (x) the Issuer and/or (y) any of the Restricted Subsidiaries in an aggregate amount not to exceed, at any one time outstanding, the Net Cash Proceeds received by the Issuer after the 1998 Senior Notes Issue Date as a capital contribution or from the issuance and sale of its Capital Stock (other than Redeemable Stock) or options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) to a Person that is not a Subsidiary of the Issuer, to the extent such Net Cash Proceeds have not been used pursuant to
         Section 10 hereof to make a Restricted Payment; provided that the Incurrence of Indebtedness pursuant to this clause (B) will only be permitted to the extent that such Incurrence does not cause the amount of Indebtedness Incurred pursuant to clause (A) to exceed the amount permitted thereunder, and (C) Indebtedness of the Issuer not to exceed, at any one time outstanding, 100% of the fair market value of property (other than cash and cash equivalents) received by the Issuer after the 1998 Senior Notes Issue Date from a contribution of capital or the proceeds from the sale of its Capital Stock (other than Redeemable Stock) or options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) to a Person that is not the Issuer or a Restricted Subsidiary, to the extent such capital contribution or sale of Capital Stock or options, warrants or rights have not been used pursuant to Section 10 hereof to make a Restricted Payment; provided that such Indebtedness does not mature prior to the Stated Maturity of the Securities and has an Average Life longer than the Securities;

                  (ix) Indebtedness under one or more Credit Facilities or Vendor Credit Facilities; provided that the aggregate principal amount of any Indebtedness incurred pursuant to this clause (ix) (including any amounts refinanced or refunded under this clause (ix)) does not exceed at any time outstanding the greater of (x) __% of eligible accounts receivable and __% of eligible inventory of the Issuer and its Restricted Subsidiaries as of the last fiscal quarter for which financial statements are prepared or (y) $___ million less any amount of such Indebtedness permanently repaid;

                  (x) Indebtedness existing as of the Issue Date;

                  (xi) Capitalized Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $__ million; and

                  (xii) Indebtedness of the Issuer (in addition to Indebtedness permitted under clauses (i) through (xi) above) in the aggregate principal amount outstanding at any time not to exceed $__ million, less any amount of such Indebtedness permanently repaid.

                  "Permitted Investment" means any of the following:

                  (i) an Investment in the Issuer or a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Issuer or a Restricted Subsidiary; provided that such Person's primary business is related, ancillary or complementary to the businesses of the Issuer and its Restricted Subsidiaries on the date of such Investment;

                  (ii) a Temporary Cash Investment;

                  (iii) commission, payroll, travel, relocation and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP;

                  (iv) stock, obligations or securities received in satisfaction of judgments or settlement of disputed accounts receivable that arose in the ordinary course of business;

                  (v) Investments in prepaid expenses, negotiable instruments held for collection, and lease, utility and workers' compensation, performance and other similar deposits;

                  (vi) Interest Rate Agreements and Currency Agreements to the extent permitted under clause (iv) of the definition of "Permitted Indebtedness;" and

                  (vii) loans and advances to employees of the Issuer or any Subsidiary in an aggregate amount not to exceed $________ at any time outstanding.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Permitted Junior Securities" means (a) Capital Stock and all warrants, options or other rights to acquire Capital Stock in the Issuer or (b) debt securities that are subordinated to all Senior Debt and any debt securities issued in exchange for Senior Debt that are subordinated to substantially the same extent as, or to a greater extent than, the Securities are subordinated to Senior Debt under this Indenture.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference equity, whether outstanding on the Issue Date or issued thereafter, including, without limitation, all series and classes of such preferred or preference stock.

                  "pro forma" means, with respect to the preparation of financial statements to show the effect of any particular transaction, the preparation of such financial statements in accordance with Article 11 of Regulation S-X.

                  "Public Equity Offering" means an underwritten primary public offering of Common Stock (other than Redeemable Stock) of the Issuer or a Restricted Subsidiary pursuant to an effective registration statement filed under the Securities Act (excluding registration statements on Form S-8).

                  "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Securities, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Securities or (iii) convertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities; provided that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable in any material respect to the holders of such Capital Stock than the provisions contained in Section 10.10 hereof are to the holders of the Securities and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Issuer's repurchase of such Securities as are required to be repurchased pursuant to
Section 10.10 hereof.

                  "Redemption Date" means, with respect to any Security to be redeemed, the date fixed by the Issuer for such redemption pursuant to this Indenture and the Securities of any series.

                  "Redemption Price" means, with respect to any Security to be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Securities of any series.

                  "Regular Record Date" means the Regular Record Date specified in the Securities.

                  "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

                  "Restricted Payment" means

                  (i) a declaration or payment of any dividend or the making of any distribution on or with respect to the Issuer's Capital Stock (other than (x) dividends or distributions payable solely in shares of the Issuer's Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire shares of such Capital Stock and
         (y) dividends or distributions payable to the Issuer or any Wholly Owned Restricted Subsidiary),

                  (ii) a payment made by the Issuer or any Restricted Subsidiary used to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of (A) of the Issuer or an Unrestricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person or (B) a Restricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Affiliate of the Issuer (other than a Wholly Owned Restricted Subsidiary) or any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of the Issuer (including options, warrants or other rights to acquire such shares of Capital Stock) (other than (x) payments payable solely in shares of Capital Stock) (other than Redeemable Stock) of the Issuer or in options, warrants or other rights to acquire shares of such Capital Stock and (y) payments payable to the Issuer or any Wholly-Owned Restricted Subsidiary),

                  (iii) any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Issuer that is subordinated in right of payment to the Securities (other than, in each case, the purchase, repurchase or acquisition of Indebtedness either in anticipation of satisfying a sinking fund obligation, principal installment or final maturity that in any case is due within one year after the date of such purchase, repurchase or acquisition), or

                  (iv) any Investment, other than a Permitted Investment, in any Person.

                  "Restricted Subsidiary" means any Subsidiary of the Issuer other than an Unrestricted Subsidiary.

                  "S&P" means Standard & Poors' Rating Services, a division of McGraw Hill, Inc.

                  "SEC" means the Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

                  "Securities" shall have the meaning specified in the recitals of this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Senior Debt" means (a) all Indebtedness of the Issuer outstanding under the 12% Senior Notes due 2008 issued pursuant to the 1998 Senior Notes Indenture and the 11 1/2% Senior Notes due 2009 issued pursuant to the 1999 Senior Notes Indenture (collectively, the "Notes"); (b) with respect to a particular series of Securities, any other Indebtedness existing prior to the issuance of such series of Securities which the applicable supplemental indenture to this Indenture provides will be Senior Debt; (c) with respect to a particular series of Securities, any Indebtedness of the Issuer permitted to be incurred under the terms of this Indenture which is incurred after the date of the applicable supplemental indenture for such series of Securities, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities; and
(d) all principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any items listed in the preceding clauses (a), (b) and (c). Notwithstanding anything to the contrary in the preceding, Senior Debt will not include (i) any liability for federal, state, local or other taxes owed or owing by the Issuer; (ii) any Indebtedness of the Issuer to any of its Subsidiaries, joint ventures or other Affiliates; (iii) any trade payables; or (iv) the portion of any Indebtedness that is incurred in violation of this Indenture.

                  "Special Record Date" means, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.07 hereof.

                  "Stated Maturity" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  "Strategic Equity Investments" means the issuance and sale of Capital Stock (other than Redeemable Stock) to a Person that has an equity market capitalization, a net asset value or annual revenues of at least $1.0 billion and owns and operates businesses primarily in a Telecommunications Business; provided that such Telecommunications Business may be located anywhere in the world.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  "Subsidiary Guarantee" has the meaning given it in Section
10.14 hereof.

                  "Telecommunications Assets" means, with respect to any Person, assets (including, without limitation, rights of way, trademarks and licenses) that are utilized by such Person, directly or indirectly, in the Telecommunications Business and including any computer systems used in a Telecommunications Business. Telecommunications Assets shall also include a majority of the Voting Stock of another Person, if such Voting Stock is acquired by the Issuer or a Restricted Subsidiary and all or substantially all the assets of such other Person comprise Telecommunications Assets; and such other Person either is, or immediately following the relevant transaction shall become, a Restricted Subsidiary of the Issuer pursuant to this Indenture. The determination of what constitutes Telecommunications Assets shall be made by the Board of Directors of the Issuer and evidenced by a Board Resolution delivered to the Trustee.

                  "Telecommunications Business" means the business of (i) transmitting or providing services relating to the transmission of voice, video, signals, data or Internet services; (ii) constructing, creating, developing, owning, operating, and marketing one or more communications networks, related, ancillary or complementary network transmission equipment, information systems, software, and other related, ancillary or complementary assets and services;
(iii) planning, designing, and consulting with respect to the matters described in clauses (i) and (ii); and (iv) evaluating, participating and pursuing any other activity or opportunity that is related, ancillary, or complementary to those identified in clauses (i), (ii) and (iii) above, as determined in good faith by the Board of Directors of the Issuer.

                  "Temporary Cash Investment" means any of the following:

                  (i) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof with a maturity of 365 days or less,

                  (ii) time deposit accounts, certificates of deposit and money market deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor,

                  (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above,

                  (iv) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Issuer) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, and

                  (v) securities with maturities of six months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or Moody's.

                  "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services.

                  "Transaction" means the transactions contemplated by the Merger Agreement, which were consummated on August 26, 1998.

                  "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Unrestricted Subsidiary" means (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Issuer, as provided below) and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Issuer may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither the Issuer nor any other Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Issuer or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity, (iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary; (iv) neither the Issuer nor any Restricted Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary on terms more favorable to such Subsidiary than those that might be obtained at the time from persons who are not Affiliates of the Issuer, and (v) neither the Issuer nor any other Subsidiary has any obligation (1) to subscribe for additional shares of Capital Stock or other equity interests in such Subsidiary, or (2) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Issuer shall be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation. The Board of Directors of the Issuer may designate any Unrestricted Subsidiary as a Restricted Subsidiary if, immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Issuer could incur $1.00 of additional Indebtedness under clause (i) of Section 10.11(a) hereof.

                  "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent Global Securities, the Person designated as U.S. Depositary by the Issuer pursuant to Section 3.01, which must be a clearing agency registered under the Exchange Act until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. depositary with respect to the Securities of that series.

                  "U.S. Government Securities" means securities that are direct non-callable obligations of the United States of America or securities the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America.

                  "Vendor Credit Facility" means any agreement entered into with one or more vendors, suppliers or lessors of telecommunications equipment or assets (including any agreement entered into with any such vendor, supplier or lessor or any financial institution acting on behalf of any such vendor, supplier or lessor) in order to finance the acquisition or construction of telecommunications equipment or assets, as such agreement may be amended, modified, supplemented, refunded, refinanced, restructured, renewed or replaced from time to time; provided that (i) any equipment or other assets acquired or leased under or pursuant to such Vendor Credit Facility are received by the Issuer or a Restricted Subsidiary and (ii) all obligations with respect to or under such Vendor Credit Facility or any amendment, modification, supplement, refunding, refinancing, restructuring, renewal or replacement thereof are owed, whether directly or indirectly, as the case may be, to a Person who is not an Affiliate of the Issuer or any of its Subsidiaries and no such Affiliate shall act as a facilitator or conduit or in a similar capacity with respect thereto.

                  "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "Wholly Owned" means, with respect to any Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals or other shares issued to Persons as mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person.

                  Section 1.02. Other Definitions.

                                                                     Defined in
                  Term                                                 Section
                  ----                                               ----------

                  "Act"                                                 1.05
                  "Agent Member"                                        3.16
                  "Defaulted Interest"                                  3.07
                  "Event of Default"                                    5.01
                  "Paying Agent" or "Agent"                             3.02
                  "Physical Securities"                                 3.03
                  "Registrar"                                           3.02
                  "Security Register"                                   3.05
                                                                        ----

                  Section 1.03. Rules of Construction.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) all references to "$" or "dollars" refer to the lawful currency of the United States of America; and

                  (f) the words "include," "included" and "including" as used herein are deemed in each case to be followed by the phrase "without limitation."

                  Section 1.04. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

                  Section 1.05. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.06. Notices, etc., to the Trustee and the Issuer.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at [___________________________], Attention:
[____________________], or at any other address previously furnished in writing to the Holders and the Issuer by the Trustee; or

                  (b) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to the Issuer at 15601 Dallas Parkway, Suite 700, Dallas, Texas 75248,
Attention: Jere W. Thompson, Jr., or at any other address previously furnished in writing to the Trustee by the Issuer.

                  Section 1.07. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.08. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

                  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the foregoing paragraph shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  Section 1.09. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.10. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  Section 1.11. Separability Clause.

                  In case any provision in this Indenture or in the Securities issued pursuant hereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.12. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities issued pursuant hereto, express or implied, shall give to any person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.13. GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 1.14. No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

                  Section 1.15. Independence of Covenants.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

                  Section 1.16. Exhibits.

                  All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

                  Section 1.17. Counterparts.

                  This Indenture may be executed in any number of counterparts and by tele copier, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

           Section  1.18. Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                                    ARTICLE 2

                                 SECURITY FORMS

                  Section 2.01. Form and Dating.

                  The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the forms set forth, or referenced in Exhibit A-1 annexed hereto, or in such other form as shall be established by or pursuant to a Board Resolution, or in one or more indentures supplemental hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of the Depository, any clearing agency or any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

                  The definitive Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Each Security shall be dated the date of its issuance and shall show the date of its authentication. The terms and provisions contained in the Securities shall constitute, and are expressly made, a part of this Indenture.


                                   ARTICLE 3

                                 THE SECURITIES

                  Section 3.01. Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series to the extent applicable:

                  (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 3.03, 3.04, 3.05, 3.06, 9.06 or 12.07);

                  (c) whether any Securities of the series are to be issuable in permanent global coupons and, if so, (i) whether beneficial owners of interests in any such permanent Global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05, and (ii) the name of the Common Depositary (as defined in Section 3.04) or the U.S. Depositary, as the case may be, with respect to any Global Security;

                  (d) the date or dates on which the principal of the Securities of the series is payable;

                  (e) the rate or rates at which the Securities of the series shall bear interest (including reset rates, if any, and the method by which such rate will be determined), if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and, if applicable to such series of Securities, the basis points and United States Treasury rate(s) and any other rates or other methods to be used in calculating the reset rate;

                  (f) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable and where the Issuer will maintain an office or agency where Securities may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Issuer in respect of Securities and the Indenture may be made;

                  (g) the right of the Issuer, if any, to defer any payment of principal of, premium, or interest on the Securities of the series, and the maximum length of any such deferral period which shall not exceed the Stated Maturity for the final installment of principal on the Securities of such series;

                  (h) the period or periods within which, the price or prices at which the currency or currency units and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

                  (i) the obligation, if any, of the Issuer to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period of periods within which, the price or prices at which, the currency or currency units and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Issuer to select the Securities to be redeemed;

                  (j) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (k) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof to Section 5.02;

                  (l) any additions, modifications of deletions in the Events of Default with respect to Securities of the series, if any, other than those set forth herein;

                  (m) if either or both of Section 4.02 and Section 4.03 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 4.02 and Section 4.03 shall be applicable to the Securities of the series);

                  (n) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

                  (o) additions, modifications or deletions of the Issuer's covenants with respect to Securities of the series, if any, other than those set forth herein;

                  (p) any index or indices used to determine the amount of payments of principal of any premium, if any, on such securities and the manner in which such amounts will be determined;

                  (q) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                  (r) the appointment of a Person as a Trustee which meets the requirements of Section 6.09 with respect to Securities of the series;

                  (s) any index or indices used to determine the amounts of payments of principal of any premium, if any, on the Securities and the manner in which such amounts will be determined;

                  (t) the terms and conditions of any obligation or right of the Issuer or a Holder to exchange or convert Securities into other securities;

                  (u) any other terms of the series.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such Indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms the Securities of such series.

                  Section 3.02. Registrar and Paying Agent.

                  The Issuer shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Securities may be presented for payment (the "Paying Agent" or "Agent") and an office or agency where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" or "Agent" includes any additional paying agent. The Issuer may act as its own Paying Agent, except for the purposes of payments on account of principal on the Securities pursuant to Section 10.10 hereof.

                  The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuer shall notify the Trustee of the name and address of any such Agent. If the Issuer fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.07 hereof.

                  The Issuer initially appoints the Trustee as the Registrar and Paying Agent and agent for service of notices and demands in connection with the Securities.

                  Section 3.03. Execution and Authentication.

                  Except as otherwise specified as contemplated by Section 3.01 for securities of any series, the Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Issuer shall approve the form of the Securities and any notation, legend or endorsement thereon. Each Security shall be dated the date of issuance and shall show the date of its authentication.

                  The terms and provisions contained in the form of Security annexed hereto as Exhibit A-1 shall constitute, and is hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Securities issued in exchange for interests in a Global Security pursuant to Section 3.16 hereof may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A-1 (the "Physical Securities").

                  Two Officers shall sign, or one Officer shall sign, and one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Issuer by manual or facsimile signature.

                  If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, together with a Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and

                  (d) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Issuer is required for the execution and delivery of such Securities by the Issuer, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

          Notwithstanding the provisions of Section 3.01 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.01 or the Issuer Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first security of such series to be issued.

         If the Issuer shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in the form of one or more global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Issuer Order, (ii) shall be registered in the name of the Common Depositary or U.S. Depositary, as the case may be, therefor or its nominee, and (iii) shall be made available for delivery by the Trustee to such depositary or pursuant to such depositary's instruction.

         Each depositary designated pursuant to Section 3 must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         Unless otherwise provided for in the form of security, each security shall be dated the date of its authentication.

         No security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any security shall be conclusive evidence, and the only evidence, that such security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Issuer to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuer and Affiliates of the Issuer.

                  The Securities shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable.


                  Section 3.04. Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

                  Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions in Section 3.05), if temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided therein, be delivered to the office of a depositary of common depositary (the "Common Depositary") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  Section 3.05. Transfer and Exchange.

                  The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 hereof being sometimes referred to herein as the "Security Register") in which, subject to such reasonable regulations as the Registrar may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby initially appointed Registrar for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any security of any series at the office or agency of the Issuer in Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any permanent Global Security shall be exchangeable only as provided in paragraph. If the beneficial owners of interest in a permanent Global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as subject to the conditions contemplated by Section 3.01, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent Global Security, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 1.03 or be accompanied by an Opinion of Counsel), as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
Section 12.03 and ending at the close of business on the day of such mailing. Promptly following and such exchange in part, such permanent Global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provision of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation, of the Issuer, evidencing the same debt, and entitled the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration or transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument or transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 12.07 not involving any transfer.

         The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 12.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

                  Section 3.06. Mutilated, Destroyed, Lost and Stolen
                                Securities.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security of any series claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall execute and upon an Issuer Order, the Trustee shall authenticate and deliver a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding if the Holder of such Security furnishes to the Issuer and to the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Security and an indemnity bond shall be posted by such Holder, sufficient in the judgment of the Issuer or the Trustee, as the case may be, to protect the Issuer, the Trustee or any Agent from any loss that any of them may suffer if such Security is replaced. The Issuer may charge such Holder for the Issuer's expenses in replacing such Security (including (i) expenses of the Trustee charged to the Issuer and (ii) any tax or other governmental charge that may be imposed) and the Trustee may charge the Issuer for the Trustee's expenses in replacing such Security.

                  Every replacement Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.07. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in subsection (a) or (b) below:

(a) The Issuer may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of such series (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as provided in this subsection (a). Not later than the second Business Day after the Trustee receives the notice from the Issuer referred to in the preceding sentence, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer in writing of such Special Record Date. In the name and at the expense of the Issuer, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted

Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities of such series (or their respective predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of any series may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this subsection
(b), such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.08. Persons Deemed Owners.

                  Prior to and at the time of due presentment for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07 hereof) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                  None of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form noting herein shall prevent the Issuer or the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any U.S. Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such U.S. Depositary or Common Depositary and owners of beneficial interests in such Security in global form or impair, as between such U.S. Depositary or Common Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such U.S. Depositary or Common Depositary (or its nominee) as holder of such Security in global form.

                  Section 3.09. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer or exchange, redemption or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09 hereof, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Issuer unless by an Issuer Order the Issuer shall timely direct that the canceled Securities be returned to it. The Trustee shall provide the Issuer a list of all Securities that have been canceled from time to time as requested by the Issuer.

                  Section 3.10. Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.11. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the Stated Maturity, as the case may be. In such event, no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity, as the case may be, to the next succeeding Business Day and, with respect to any Interest Payment Date, interest for the period from and after such Interest Payment Date shall accrue with respect to the next succeeding Interest Payment Date.

                  Section 3.12. CUSIP and CINS Numbers.

                  The Issuer in issuing the Securities of any series may use "CUSIP" and "CINS"numbers (if then generally in use), and if so, the Trustee shall use the CUSIP or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP or CINS number, as the case may be, printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Issuer shall promptly notify the Trustee in writing of any change in the CUSIP or CINS number of any type of Securities.

                  Section 3.13. Paying Agent To Hold Money in Trust.

                  Each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Securities, and shall notify the Trustee of any default by the Issuer in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Issuer at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default, upon an Issuer Order to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  Section 3.14. Treasury Securities.

                  In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver, consent or notice, Securities owned by the Issuer or an Affiliate of the Issuer shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver, consent or notice, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so considered. The Issuer shall notify the Trustee, in writing, when it or any of its Affiliates repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired.

                  Section 3.15. Deposits of Monies.

                  Prior to 1:00 p.m. New York City time on each Interest Payment Date, maturity date, the Payment Date made with respect to an Offer to Purchase made pursuant to Sections

10.10 hereof, the Issuer shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, maturity date and Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, maturity date and Payment Date, as the case may be.

                  Section 3.16. Book-Entry Provisions for Securities in Global
                                Form.

                  (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit B.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or nominee of such Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 3.03 hereof. In addition, Physical Securities shall be transferred to all beneficial owners, in exchange for their beneficial interests in Global Securities, if (i) the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for any Global Security, or that it will cease to be a "Clearing Agency" under the Exchange Act, and in either case a successor Depository is not appointed by the Issuer within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depository to issue Physical Securities.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and principal amount of authorized denominations.

                  (d) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of like tenor of authorized denominations.

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 3.16. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

                                   ARTICLE 4

                       DEFEASANCE OR COVENANT DEFEASANCE

                  Section 4.01. Termination of Issuer's Obligations .

                  Unless pursuant to Section 3.01 provision is made for the inapplicability of all or part of this Article 4, and except as otherwise provided in this Section 4.01, the Issuer may terminate its obligations under the Securities of a particular series and this Indenture if:

                  (a) all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 10.01 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Issuer, as provided in Section 4.05) have been delivered to the Trustee for cancellation and the Issuer has paid all sums payable by it hereunder other than those that could become payable under Sections 4.06 or 6.07; or

                  (b) (i) the Securities series mature within [_____] or all of them are to be called for redemption within [_____] under arrangements reasonably satisfactory to the

         Trustee for giving the notice of redemption, (ii) the Issuer irrevocably deposits in trust with the Trustee during such [_____] period, under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Securities sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if, any, and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder other than those that could become payable under Sections 4.06 or 6.07, (iii) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit, (iv) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound and (v) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent relating to the satisfaction and discharge of this Indenture set forth herein have been complied with.

                  With respect to the foregoing clause (a), the Issuer's obligations under Section 6.07 shall survive. With respect to the foregoing clause (b), the Issuer's obligations under Sections 3.02, 3.03, 3.05, 3.06, 3.07, 3.13, 4.04, 4.05, 4.06, 6.10, 10.01 and 10.02 hereof shall survive until the Securities are no longer Outstanding. Thereafter, only the provisions of Sections 4.05, 4.06 and 6.07 hereof shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Issuer's obligations under the Securities of such series and this Indenture except for those surviving obligations specified above.

                  4.02. Defeasance and Discharge of Indenture.

                  The Issuer will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of a particular series on the [___] day after the date of the deposit referred to in clause (a) of this Section 4.02, and the provisions of this Indenture will no longer be in effect with respect to the Securities of such series, and the Trustee, except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders to receive payments of principal thereof and interest thereon, (iv) the Issuer's obligations under Section 10.02, (v) the rights, obligations and immunities of the Trustee hereunder and (vi) the rights of the Holders as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them; provided that the following conditions shall have been satisfied:

                  (a) with reference to this Section 4.02, the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) and conveyed all right, title and interest for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities of such series, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) U.S. Government Securities that, through the payment of interest, premium, if any, and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount, or (iii) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, premium, if any, and accrued interest on the Outstanding Securities of such series at the Stated Maturity of such principal or interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Securities to the payment of such principal, premium, if any, and interest with respect to the Securities of such series;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound;

                  (c) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the [____] day after such date of deposit;

                  (d) the Issuer shall have delivered to the Trustee (i) either
         (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Issuer's exercise of its option under this Section 4.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above accompanied by a ruling to that effect published by the Internal Revenue Service, unless there has been a change in the applicable federal income tax law since the date of this Indenture such that a ruling from the Internal Revenue Service is no longer required and (ii) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company

         Act of 1940 and (y) after the passage of [___] days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the Bankruptcy Law, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the Bankruptcy Law or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Issuer under either such statute, and either (i) the trust funds will no longer remain the property of the Issuer (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors, rights generally) or (ii) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, (A) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the Bankruptcy Law on interest on the trust funds accruing after the commencement of a case under such statute and
         (B) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

                  (e) if the Securities of such series are then listed on a national securities exchange, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause the Securities of such series to be delisted; and

                  (f) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 4.02 have been complied with.

                  Notwithstanding the foregoing, prior to the end of the [___] day (or one year) period referred to in clause (d)(ii)(y) of this Section 4.02 none of the Issuer's obligations under this Indenture shall be discharged. Subsequent to the end of such [___] (or one year) period with respect to this
Section 4.02, the Issuer's obligations under Sections 3.02, 3.03, 3.05, 3.06, 3.07, 3.13, 3.16, 4.04, 4.05, 4.06, 6.07, 6.10, 10.01 and 10.02 hereof shall survive until the Securities of such series are no longer Outstanding. Thereafter, only the Issuer's obligations under Sections 4.05, 4.06 and 6.07 hereof shall survive. If and when a ruling from the Internal Revenue Service or an Opinion of Counsel referred to in clause (d)(i) of this Section 4.02 is able to be provided specifically without regard to, and not in reliance upon, the continuance of the Issuer's obligations under Section 10.01, the Issuer's obligations under such Section 10.01 shall cease upon delivery to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this
Section 4.02.

                  After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Issuer's obligations under the Securities of such series and this Indenture except for those surviving obligations in the immediately preceding paragraph.

                  Section 4.03. Defeasance of Certain Obligations.

                  The Issuer may omit to comply with (i) any term, provision or condition set forth in clauses (c) and (d) of Section 8.01 and Sections 10.10 through 10.11 and Sections 10.13 through 10.14, (ii) clause (d) of Section 5.01 with respect to defaults or breaches of Sections 10.10,10.11, 10.13 and 10.14 and (iii) clauses (c) and (d) of Section 8.01, and clauses (e) and (f) of
Section 5.01 shall be deemed not to be Events of Default, in each case with respect to the Outstanding Securities of a particular series if:

                  (a) with reference to this Section 4.03, the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09) and conveyed all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee for the benefit of the Holders as security for payment of the principal of, premium, if any, and interest, if any, on the Securities of such series, and dedicated solely to, the benefit of the Holders, in and to (i) money in an amount, (ii) U.S. Government Securities that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (a), money in an amount or (iii) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee to pay and discharge, (i) the principal of, premium, if any, and interest on the Securities Outstanding of such series at the Stated Maturity of such principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such Payments are due and payable in accordance with the terms of this Indenture and such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Securities to the payment of such principal, premium, if any, and interest with respect to the Securities;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound;

                  (c) immediately after giving effect to such deposit on a pro forma basis, no Default or Event of Default shall have occurred and be continuing on the date of such deposit or during the period ending on the [___] day after such date of deposit;

                  (d) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (ii) the Trustee, for the benefit of the Holders, has a valid first priority security interest in the trust funds,
(iii) the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain covenants and Events of Default and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (iv) after the passage of [___] days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the Bankruptcy Law, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the Bankruptcy Law or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Issuer under either such statute, and either (A) the trust funds will no longer remain the property of the Issuer (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors, rights generally) or (B) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, (x) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise (except for the effect of Section 552(b) of the Bankruptcy Law on interest on the trust funds accruing after the commencement of a case under such statute) and (y) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

                  (e) if the Securities of such series is then listed on a national securities exchange, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause the Securities of such series to be delisted; and

                  (f) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this
Section 4.03 have been complied with.

                  Section 4.04. Application of Trust Money. Subject to Section 4.06, the Trustee or Paying Agent shall hold in trust money or U.S. Government Securities deposited with it pursuant to Section 4.01, 4.02 or 4.03, as the case may be, and shall apply the deposited money and the money from U.S. Government Securities in accordance with the Securities of a particular series and this Indenture to the payment of principal of, premium, if any, and interest on the Securities of such series; but such money need not be segregated from other funds except to the extent required by law.

                  Section 4.05. Repayment to Issuer. Subject to Sections 4.01, 4.02, 4.03 and 6.07, the Trustee and the Paying Agent shall promptly pay to the Issuer upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Issuer upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years. After payment to the Issuer, Holders entitled to such money must look to the Issuer for payment as general creditors, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  Section 4.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Securities in accordance with
Section 4.01, 4.02 or 4.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Securities of a particular series shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01, 4.02 or 4.03, as the case my be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Securities in accordance with Section 4.01, 4.02 or 4.03, as the case may be; provided that, if the Issuer has made any payment of principal of, premium, if any, or interest on any Securities of such series because of the reinstatement of its obligations, the Issuer shall be surrogated to the rights of the Holders of such Securities of such series to receive such payment from the money or U.S. Government Securities held by the Trustee or Paying Agent.

                                    ARTICLE 5

                                    REMEDIES

                  Section 5.01. Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any Series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal of, or premium, if any, on any Security of that series when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, by such deferral has been elected pursuant to the terms of the Securities; or

                  (b) default in the payment of interest or any sinking fund payment on any Security of that series when the same becomes due and payable, which default continues for a period of [___] days; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (c) default in the performance or breach of the provisions of Article Eight or the failure to make or consummate an Offer to Purchase in accordance with Section 10.10; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (d) defaults in the performance or breach of any covenant or agreement of the Issuer in this Indenture or under the Securities of that series (other than defaults specified in clause (a), (b) or (c) above), which default or breach continues (i) for a period of 30 consecutive days or (ii) in the event such default or breach cannot be cured in such 30-day period and the Issuer is diligently and in good faith attempting to cure such default or breach, for a period of 60 consecutive days in the case of both clauses (i) and (ii), after written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of that series then Outstanding; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (e) there occurs with respect to any issue or issues of Indebtedness of the Issuer or any Restricted Subsidiary having an outstanding principal amount of $___ million or more in the aggregate for such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created
(i) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (ii) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (f) any final judgment or order (not covered by insurance) for the payment of money in excess of $[___] million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Issuer or any Restricted Subsidiary and shall not be paid or discharged, and there shall be any period of [___] consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $___ million during which a stay or enforcement of such final judgement or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (g) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Issuer or any Restricted Subsidiary in an involuntary case under any applicable Bankruptcy Law, (ii) appointment of a Custodian of the Issuer or any Restricted Subsidiary or for all or substantially all of the property and assets of the Issuer or any Restricted Subsidiary or (C) the winding up or liquidation of the affairs of the Issuer or any Restricted Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of [___] consecutive days; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities;

                  (h) the Issuer or any Restricted Subsidiary (i) commences a voluntary case under any applicable Bankruptcy Law, or consents to the entry of an order for relief in an involuntary case under any Bankruptcy Law, (ii) consents to the appointment of or taking possession by a Custodian of the Issuer or any Restricted Subsidiary or for all or substantially all of the property and assets of the Issuer or any Restricted Subsidiary or (iii) effects any general assignment for the benefit of creditors; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which such Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

                  (i) any other Event of Default provided with respect to Securities of that series.

                  Section 5.02. Acceleration of Maturity, Rescission and
                                Annulment.

                  If an Event of Default (other than an Event of Default specified in clause (g) or (h) of Section 5.01 hereof with respect to the Issuer) occurs and is continuing, then the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of any series may, by written notice to the Issuer (and to the Trustee, if such notice is given by the Holders) may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall, declare the principal of, premium, if any, and accrued interest on all Outstanding Securities of that series to be immediately due and payable and upon any such declaration such amounts shall become immediately due and payable. If an Event of Default specified in clause (g) or (h) of Section
5.01 hereof with respect to the Issuer occurs and is continuing, then the principal of, premium, if any, and accrued interest on all Outstanding Securities of that series shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. In the event of a declaration of acceleration because an Event of Default set forth in clause (e) of Section 5.01 hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (e) shall be remedied or cured by the Issuer or the relevant Restricted Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

                  After an acceleration, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of that series may, by written notice to the Issuer and the Trustee, waive all past defaults and rescind and annul such acceleration and its consequences if all existing Events of Default, other than nonpayment of the principal of and accrued and unpaid interest on, the Securities of that series that has become due solely as a result of such acceleration, have been cured or waived and if the rescission of acceleration would not conflict with any judgment or decree of a court of competent jurisdiction.

                  Section 5.03. Collection of Indebtedness and Suits for
                                Enforcement by Trustee.

                  The Issuer covenants that if an Event of Default specified in
Section 5.01(a), 5.01(b) or 5.01(c) (to the extent relating to a payment required by Section 10.10) shall have occurred and be continuing, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of Securities of any series tendered for payment pursuant to such provisions of this Indenture, the whole amount then due and payable on Securities of that series tendered for payment pursuant to such provisions of this Indenture for principal, premium, if any, and interest, with interest upon the overdue principal, premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not obligated under this paragraph to, enforce the same against the Issuer or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon such Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted herein, or (ii) proceed to protect and enforce any other proper remedy. No recovery of any such judgment upon any property of the Issuer shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

                  Section 5.04. Trustee May File Proofs of Claims.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Securities or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any Custodian, in any such judicial proceeding, is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee as administrative expenses associated with any such proceeding, and in the event that the Trustee shall consent to the making of such payments directly to Holders, any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof.

                   To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

 Nothing herein contained
shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 5.05. Trustee May Enforce Claims Without Possession of
                                Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.06. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (a) first, to the Trustee for amounts due under Section 6.07 applicable to such series;

                  (b) second, to Holders for interest accrued on the Securities of such series, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

                  (c) third, to Holders for principal and premium, if any, owing under such Securities, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal and premium, if any; and

                  (d) fourth, the balance, if any, to the Issuer.

                  The Trustee, upon prior written notice to the Issuer, may fix a Record date and payment date for any payment to Holders pursuant to this
Section 5.06.

                  Section 5.07. Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to pursue the remedy;

                  (c) Holders described in (b) above have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee does not comply with the request within 60 days after its receipt of the request and offer of indemnity; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holder, or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture or any Security, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

                  Section 5.08. Unconditional Right of Holders To Receive
                                Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive cash payment of the principal of, premium, if any, and (subject to Section 3.07 hereof) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the respective Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  Section 5.09. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.10. Rights and Remedies Cumulative.

                  Except as provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  Section 5.12. Control by Majority.

                  The Holders of at least a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Security of that series or expose the Trustee to personal liability or be determined by the Trustee in good faith as unduly prejudicial to the rights of any Holder of Securities of such series not joining in the giving of such direction; and (b) (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.13. Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default hereunder and its consequences, except a Default

                  (a) in the payment of the principal of, or interest on any Outstanding Security of such series or

                  (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby.

                  (c) Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  Section 5.14. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the respective Redemption Dates).

                  Section 5.15. Waiver of Stay, Extension or Usury Laws.

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Issuer from paying all or any portion of the principal of, premium, if any, or interest on the Securities of any particular series contemplated herein or in the Securities of such series or which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.16. Unconditional Right of Holders To Receive
                                Payment.

                  Notwithstanding any other provision in this Indenture and any other provision of any Security of any series, the right of any Holder of any Security of any series to receive payment of the principal of, premium, if any, and interest on such Security on or after the respective Stated Maturities (or the respective Redemption Dates, in the case of redemption) expressed in such Security, or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                                    ARTICLE 6

                                  THE TRUSTEE

                  Section 6.01. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                         (i) the Trustee undertakes to perform such duties and
               only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (ii) in the absence of bad faith on its part, the
               Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) During the existence of an Event of Default, the Trustee is required to exercise such rights and powers vested in it under this Indenture using the same degree of care and skill in its exercise thereof as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.


                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

                  Section 6.02. Notice of Defaults.

                  Within [___] days after the occurrence of any Default actually known to a Responsible Officer of the Trustee, the Trustee shall transmit by mail to all Holders of Securities of such series in the manner and to the extent provided in TIA Section 313(c), as their names and addresses appear in the Security Register, notice of such Default hereunder unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security of such series or in the case of any Default arising from the occurrence of a Change of Control, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                  Section 6.03. Certain Rights of Trustee.

                  Subject to Section 6.01 hereof and the provisions of Section 315 of the Trust Indenture Act:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution thereof;

                  (c) the Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;


                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

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

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of its own negligence, bad faith or willful misconduct;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, note, other evidence of indebtedness or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of any series then Outstanding; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem appropriate, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodian or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (h) except with respect to Section 10.01, the Trustee shall have no duty to inquire as to the performance of the Issuer's covenants in Article Ten. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 5.01(a), 5.01(b) and 10.01 or (ii) any Default or Event of Default of which the Trustee shall have received written notification from the Issuer or the Holders of at least 10% in aggregate principal amount of the Securities of any series or a Responsible Officer shall have obtained actual knowledge; and

                  (i) if the Trustee is acting in the capacity of Registrar and/or Paying Agent, then the rights afforded to the Trustee under this Section
6.03 shall also be afforded to such Registrar and/or Paying Agent.

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


                  Section 6.04. Trustee Not Responsible for Recitals,
                                Dispositions of Securities or Application of Proceeds Thereof.

                  The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1, if any, to be supplied to the Issuer are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

                  Section 6.05 Trustee and Agents May Hold Securities;
                               Collections; Etc.

                  The Trustee, any Paying Agent, Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent and, subject to Section
6.08 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, Paying Agent, Registrar or such other agent.

                  Section 6.06. Money Held in Trust.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

                  Section 6.07 Compensation and Indemnification of Trustee and
                               Its Prior Claim.

                  The Issuer covenants and agrees: (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation, fees, and the expenses and disbursements of its counsel and of all agents and other

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

persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct; and
(c) to indemnify the Trustee and any of its officers, directors, employees and agents and each predecessor Trustee for, and to hold it harmless against any loss, liability or expense (including attorneys' fees and expenses incurred in defending themselves) incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 6.07.

                  To secure the Issuer's payment obligations in this Section 6.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee in such capacity, except that held in trust to pay principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

                  The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy law. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 5.01(g) or (h) hereof, the parties hereto and the Holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy law.

                  6.08.. Section Conflicting Interests.

                  The Trustee shall be subject to and comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  6.09. Section Corporate Trustee Required; Eligibility.


                  There shall at all times be a Trustee hereunder which shall be a corporation eligible to act as Trustee under Trust Indenture Act Sections 310(a)(1) and (2) and which shall have a combined capital and surplus of at least [$_________]. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the

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

Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10 Resignation and Removal; Appointment of Successor
                               Trustee.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Issuer at least 20 Business Days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Issuer shall, after all monies due and owing have been paid to the Trustee, promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 20 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six consecutive months immediately prior to such date may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by an Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer.

                  (d) If at any time:

                           (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act in accordance with Section 6.08 hereof after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six consecutive months immediately prior to such date, or

                           (ii) the Trustee shall cease to be eligible under
          Section 6.09 hereof and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six consecutive months immediately prior to such date, or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation, then, in any case, (x) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (y) subject to Section 5.14, any Holder of any Security who has been a bona fide Holder of a Security for at least six consecutive months immediately prior to such date may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become disqualified from or incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any successor Trustee may be appointed with respect to the Securities of one or all of such series and at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, the Holder who has been a bona fide Holder of a Security of such series for at least six consecutive months immediately prior to such date may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.



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




                  Section 6.11 Acceptance of Appointment by Successor or
                               Additional Trustees.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a Trustee or a successor with respect to the Securities of one or more (but not all) series, the Issuer, any retiring Trustee and each Trustee or a successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each Trustee or a successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each Trustee or a successor Trustee all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of that or those series to which the appointment of such Trustee or a successor Trustee relates, (2) if any retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect tot he Securities of that or those series as to which any retiring Trustee is not retiring shall continue to be vested in any retiring Trustee, and (3) shall add to or change any of the provision of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such Trustee or a successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of that or those series to which the appointment of such Trustee or a successor Trustee relates; but, on request of the Issuer or any Trustee or a successor Trustee, any such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of any such Trustee or successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

                  Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Issuer shall give notice thereof to the Holders, by mailing a notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, removal, disqualification or incapacity to act, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10 hereof. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer.

                  Section 6.12 Merger, Conversion, Amalgamation, Consolidation
                               or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, conversion, amalgamation or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under this Article Six to serve as Trustee hereunder.

                  In case at the time such successor to the Trustee under this
Section 6.12 shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered by the Trustee then in office, any such successor to the Trustee may adopt such authentication of any predecessor Trustee and deliver such Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee under this Section 6.12 may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases, such certificate of authentication shall




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

be of full force and effect and shall be deemed to have been duly authenticated in accordance with this Indenture.

                  Section 6.13 Preferential Collection of Claims Against Issuer.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                  Section 6.14 Appointment of Authenticating Agent.

                  At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.03, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, and State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than [$_______] and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this

Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice or resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in form of Exhibit C attached hereto.


                                    ARTICLE 7

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

                  Section 7.01. Preservation of Information; Issuer To Furnish
                                Trustee Names and Addresses of Holders.

                  (a) The Trustee shall preserve the names and addresses of the Holders and otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Issuer shall furnish or cause the Registrar to furnish to the Trustee before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders. Neither the Issuer nor the Trustee shall be under any responsibility with regard to the accuracy of such list.

                  (b) The Issuer will furnish or cause to be furnished to the Trustee

                           (i) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                           (i) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Registrar, no such list need be furnished pursuant to this Subsection 7.01(b).

                  Section 7.02. Communications of Holders.

                  Holders may communicate with other Holders with respect to their rights under this Indenture or under the Securities pursuant to Section 312(b) of the Trust Indenture Act. The Issuer and the Trustee and any and all other persons intended to be beneficiaries of this Indenture shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

                  Section 7.03 Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first May 15 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15, in accordance with, and to the extent required under Section 313 of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each such report shall be filed by the Trustee with the Issuer, the SEC and with each stock exchange on which any Securities are listed. The Issuer shall notify the Trustee when the Securities are listed on any stock exchange.

                  Section 7.04 Reports by Issuer.

                  The Issuer shall:

                  (a) file with the Trustee, within 15 days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the SEC pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC; and

                  (d) furnish to the Trustee, on or before May 1 of each year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such certificate need not comply with Section 1.04.

                  Notwithstanding anything to the contrary herein, the Trustee shall have no duty to review information provided pursuant to subsection (a) of this Section 7.04 for purposes of determining compliance with any provisions of this Indenture.

                                    ARTICLE 8

                  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

                  Section 8.01. Issuer May Consolidate, etc., Only on Certain
                                Terms.

                  The Issuer will not consolidate with, or merge with or into or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to any Person or permit any Person to merge with or into the Issuer, unless:

                  (a) the Issuer shall be the continuing Person, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or that acquired or leased such property and assets of the Issuer shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof, and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Issuer the Securities and this Indenture;

                  (b) immediately after giving effect to such transaction or series of related transaction, no Default or Event of Default shall have occurred and be continuing;

                  (c) immediately after giving effect to such transaction on a pro forma basis, the Issuer, or any Person becoming the successor obligor of the Securities, as the case may be, could Incur at least $1.00 of Indebtedness under clause (i) of Section 10.11(a) hereof; provided, however, that this clause (c) shall not apply to a consolidation or merger with or into a Wholly Owned Restricted Subsidiary with a positive net worth, provided that in connection with any such merger or consolidation, no consideration (except Capital Stock (other than Redeemable Stock) in the surviving Person or the Issuer (or a Person that owns directly or indirectly all of the Capital Stock of the surviving Person or the Issuer immediately following such transaction) or cash paid to satisfy dissenter or appraisal rights; provided that such rights are exercised with respect to no more than 5% of the outstanding Capital Stock of the Issuer or other Person) shall be issued or distributed to the stockholders of the Issuer; and

                  (d) the Issuer delivers to the Trustee an Officers' Certificate (attaching the arithmetic computations to demonstrate compliance with clause (c) above) and an Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture comply with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with; provided, however, that clauses (b) and (c) above do not apply if, in the good faith determination of the Board of Directors of the Issuer, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Issuer; and provided further that any such transaction shall not have as one of its purposes the evasion of the foregoing limitations.

                  Section 8.02. Successor Substituted.

                  Upon any consolidation or merger or any sale, conveyance, lease, transfer or other disposition of all or substantially all of the assets of the Issuer in accordance with the foregoing in which the Issuer is not the continuing corporation, the successor corporation formed by such a consolidation or into which the Issuer is merged or to which such transfer is made will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and the Securities with the same effect as if such successor corporation had been named as the Issuer herein and therein; and thereafter, except in the case of (i) any consolidation or merger with, or (ii) any sale, conveyance, transfer, lease or other disposition to a Restricted

Subsidiary, the Issuer shall be discharged from all obligations and covenants under this Indenture and the Securities.

                  For all purposes of this Indenture and the Securities (including the provision of this Article Eight and Section 10.11), Subsidiaries of any successor entity will, upon such transaction or series of related transactions, become Restricted Subsidiaries unless designated an Unrestricted Subsidiary in accordance with the provisions of this Indenture and all Indebtedness, and all Liens on property or assets, of the Issuer and the Restricted Subsidiaries in existence immediately prior to such transaction or series of related transactions will be deemed to have been Incurred upon such transaction or series of related transactions.


                                    ARTICLE 9

                      SUPPLEMENTAL INDENTURES AND WAIVERS

                  Section 9.01. Supplemental Indentures, Agreements and Waivers
                                Without Consent of Holders.

                  Without notice to or the consent of any Holders of a series of Securities, the Issuer, when authorized by a Resolution of the Board of Directors, and the Trustee, at any time and from time to time, may amend, waive, modify or supplement this Indenture or the Securities of any particular series for the following specified purposes:

                  (a) to evidence the succession of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Securities; or

                  (b) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of the series), or to surrender any right or power herein conferred upon the Issuer;

                  (c) to add any additional Events of Default with respect to all or any series of Securities; or

                  (d) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (e) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental Indenture which is entitled to the benefit of such provision; or

                  (f) to secure the Securities; or

                  (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 including any subordination provisions; or

                  (h) to evidence and provide for the acceptance of appointment hereunder by a Trustee or a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (i) to cure any ambiguity, to correct or supplement any provision herein, in the Securities which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided, however, that, in each case, such provisions shall not materially adversely affect the legal rights of the Holders;

                  (j) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 hereof or otherwise;

                  (k) to mortgage, pledge, hypothecate or grant a security interest in any property or assets in favor of the Trustee for the benefit of the Holders as security for the payment and performance of the Indenture Obligations;

                  (l) to make any other change that does not materially adversely affect the legal rights of any Holder; or

                  (m) to add Guarantors with respect to the Securities;

provided, however, that the Issuer has delivered to the Trustee an Opinion of Counsel stating that such amendment, waiver, modification or supplement does not materially adversely affect the legal rights of any Holder.

                  Upon request of the Issuer, accompanied by a Board
Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 9.03, the Trustee shall join with the Issuer in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.


                  Section 9.02. Supplemental Indentures, Agreements and Waivers
                                With Consent of Holders.

                  With the written consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, agreement or waiver delivered to the Issuer and the Trustee, the Issuer when authorized by a Board Resolution, together with the Trustee, may amend, waive, modify or supplement any other provision of this Indenture or the Securities of such series; provided, however, that no such amendment, waiver, modification or supplement may, without the written consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security,

                  (b) reduce the principal of, or premium, if any, or interest on, any Security including an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02,

                  (c) change the place, time or currency of payment of principal of, or premium, if any, or interest on, any Security,

                  (d) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the Redemption Date) of any Security,

                  (e) reduce the above-stated percentage of Outstanding Securities of any series the consent of whose Holders is necessary to modify or amend this Indenture,

                  (f) waive a default in the payment of principal of, premium, if any, or interest on the Securities, or

                  (g) reduce the percentage or aggregate principal amount of Outstanding Securities of any series the consent of whose Holders is necessary for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults.

                  (h) change the redemption provisions (including Article Eleven) hereof in a manner adverse to such Holder; or

                  (i) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01.

Upon the written request of the Issuer accompanied by a copy of a Board Resolution of the Board of Directors authorizing the execution of any such supplemental indenture or other instrument effecting an amendment, waiver, modification or supplement authorized by this Section 9.02, and an Officers' Certificate and an Opinion of Counsel upon which the Trustee shall be fully protected in relying as conclusive evidence that such amendment, waiver, modification or supplement is permitted by this Indenture and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Issuer in the execution of such supplemental indenture or other instrument.

                  A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or other instrument or amendment, modification, waiver or supplement, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.03. Execution of Supplemental Indentures, Agreements
                                and Waivers.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, instrument or amendment, modification, waiver or supplement permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate from each obligor under the Securities of any series entering into such supplemental indenture, instrument or amendment, modification, waiver or supplement, each stating that the execution of such supplemental indenture, instrument or amendment, modification, waiver or supplement (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Issuer or any other Subsidiary of the Issuer. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, instrument or amendment modification, waiver or supplement which affects the Trustee's own rights, duties or immunities under this Indenture, the Securities or otherwise.

                  Section 9.04. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture, instrument or amendment, modification, waiver or supplement under this Article Nine, this Indenture or the Securities of any series shall be modified in accordance therewith, and such supplemental indenture, instrument, amendment, waiver or supplement shall form a part of this Indenture or the Securities of such series, as the case may be, for all purposes; and every Holder of Securities of such series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby and in the event of any conflicts between such supplemental indenture and this Indenture, the supplemental indenture will control.

                  Section 9.05. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article Nine shall con-form to the requirements of the Trust Indenture Act as then in effect.

                  Section 9.06. Reference in Securities to Supplemental
                                Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture, instrument, amendment, modification, waiver or supplement pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, instrument, amendment, modification, waiver or supplement. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture, instrument, amendment, modification, waiver or supplement may be prepared and executed by the Issuer and authenticated and delivered by the Trustee upon an Issuer Order in exchange for Outstanding Securities of such series.

                  Section 9.07. Record Date.

                  The Issuer may, but shall not be obligated to, fix, a Record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, instrument, amendment, modification, waiver or supplement, and shall promptly notify the Trustee of any such Record date. If a Record date is fixed those Persons who were Holders at such Record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, instrument, amendment, modification, waiver or supplement or to revoke any consent previously given, whether or not such persons continue to be Holders after such Record date. No such consent shall be valid or effective for more than 90 days after such Record date.

                  Section 9.08. Revocation and Effect of Consents.

                  Until a supplemental indenture, instrument, amendment, modification, waiver or supplement becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if a notation of the consent is not made on any Security. However, any such Holder, or subsequent Holder, may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date a supplement indenture becomes effective. A supplemental Indenture, instrument, amendment, modification, waiver or supplement shall become effective in accordance with its terms and thereafter bind every Holder.


                                   ARTICLE 10
                                   COVENANTS

                  Section 10.01. Payment of Principal, Premium and Interest.

                  The Issuer shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  Section 10.02. Maintenance of Office or Agency.

                  The Issuer shall maintain in the Borough of Manhattan in The City of New York, State of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. [___________], will be such office or agency of the Issuer, unless the Issuer shall designate and maintain some other office or agency for one or more of such purposes. The Issuer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside of The City of New York, State of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in The City of New York, State of New York for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                  Section 10.03. Money for Security Payments To Be Held In
                                 Trust.

                  If the Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of any series of Securities, segregate and hold in trust for the benefit of the Trustee or the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act and of any Default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities of that series.

                  Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on, any Securities of that series, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of such action or any failure so to act.

                  The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal of, premium, if any, or interest on the Securities of that series;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and


                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Issuer upon receipt of an Issuer Request therefor or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Security of any series will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, at the option of the Issuer in The New York Times or The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer.


                  Section 10.04. Corporate Existence.

                  Subject to Article Eight, the Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate or partnership existence, rights (charter and statutory), licenses and franchises of the Issuer and each of the Restricted Subsidiaries; provided, however, that the Issuer will not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and the Restricted Subsidiaries as a whole and that the loss thereof is not adverse in any material respect to the Holders; provided, further, that the foregoing will not prohibit a sale, transfer or conveyance of a Subsidiary of the Issuer or any of its assets in compliance with the terms of this Indenture.

                  Section 10.05. Payment of Taxes and Other Claims.

                  The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed (i) upon the Issuer or any of its Restricted Subsidiaries or (ii) upon the income, profits or property of the Issuer or any of the Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, could reasonably be expected to become a Lien upon the property of the Issuer or any of the Restricted Subsidiaries; provided, however, that the Issuer will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (x) whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted or (y) if the failure to so pay, discharge or cause to be paid or discharged could not reasonably be expected to have a Material Adverse Effect (as defined in the Purchase Agreement).



                  Section 10.06. Maintenance of Properties.

                  The Issuer shall cause all material properties owned by the Issuer or any of the Restricted Subsidiaries or used or held for use in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.06 will prevent the Issuer from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer, desirable in the conduct of its business or the business of any of the Restricted Subsidiaries and is not disadvantageous in any material respect to the Holders.

                  Section 10.07. Insurance.

                  The Issuer shall at all times keep all of its and the Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Issuer in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually and customarily so insured by corporations and partnerships similarly situated and owning like properties.

                  Section 10.08. Books and Records.

                  The Issuer shall keep proper books of Record and account, in which full and correct entries will be made of all financial transactions and the assets and business of the Issuer and each Restricted Subsidiary (including Acquired Indebtedness) in material compliance with GAAP.

                  Section 10.09. Compliance Certificates and Opinions.

                  Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. On at least an annual basis, the Issuer will furnish to the Trustee an Officer's Certificate pursuant to Section 314(a)(4) of the TIA.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

                           (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 10.10. Repurchase of Securities Upon a Change of
                                 Control.

                  The Issuer shall commence, within 30 days after the occurrence of a Change of Control, an Offer to Purchase for all Securities then Outstanding in whole or in part in integral multiples of $1,000, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the Payment Date.

                  Section 10.11. Limitation on Indebtedness.

                  (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness; provided that the Issuer may Incur Indebtedness, in addition to Permitted Indebtedness, if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds thereof, (i) the Consolidated Leverage Ratio would be less than or equal to ___ to 1, for Indebtedness Incurred on or prior to ___________, or less than or equal to ___ to 1, for Indebtedness Incurred thereafter and (ii) no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions set forth in this Section 10.11.

                  (b) Notwithstanding any other provision of this Section 10.11, the maximum amount of Indebtedness that the Issuer or a Restricted Subsidiary may Incur pursuant to this Section 10.11 shall not be deemed to be exceeded due solely to the result of fluctuations in the exchange rates of currencies.

                  (c) For purposes of determining any particular amount of Indebtedness under this Section 10.11, Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included. For purposes of determining compliance with this Section 10.11, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the definition of "Indebtedness," the Issuer, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

                  Section 10.12. Statement by Officers as to Default.

                  The Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year of the Issuer ending after the date hereof, a written statement signed by the chairman or a chief executive officer, the principal financial officer or principal accounting officer of the Issuer (or its general partner), stating (i) that a review of the activities of the Issuer and its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Issuer has kept, observed, performed and fulfilled its obligations under this Indenture, and (ii) that, to the knowledge of each officer signing such certificate, the Issuer has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and is not in Default in the performance or observance of any of the terms, provisions, conditions and covenants hereof (or, if a Default shall have occurred, describing all such Defaults of which such officers may have knowledge, their status and what action the Issuer is taking or proposes to take with respect thereto). When any Default under this Indenture has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Issuer or any Restricted Subsidiary gives any notice or takes any other action with respect to a claimed Default (other than with respect to Indebtedness (other than Indebtedness evidenced by the Securities) in the principal amount of less than [$____________], the Issuer will promptly notify the Trustee of such Default, notice or action and will deliver to the Trustee by registered or certified mail or by telegram, or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within five Business Days after the Issuer becomes aware of such occurrence and what action the Issuer is taking or proposes to take with respect thereto.


                  Section 10.13. SEC Reports and Reports to Holders.

                  (a) So long as the Securities remain outstanding, the Issuer shall cause its annual report to shareholders and any other financial reports furnished by it to shareholders generally, to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Security Registrar in each case at the time of such mailing or furnishing to shareholders. If the Issuer is not required to furnish annual reports to its shareholders pursuant to the Exchange Act, the Issuer shall cause its financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," to be so filed with the Trustee and mailed to the Holders within 90 days after the end of each of the Issuer's fiscal years and within 45 days after the end of each of the first three quarters of each fiscal year.

                  (b) The Issuer shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Issuer may be required to deliver to the Holders under this Section 10.13.

                  Section 10.14. Limitation on Issuances of Guarantees by
                                 Restricted Subsidiaries.

                  The Issuer will not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness of the Issuer which is pari passu in right of payment with, or subordinate in right of payment to, the Securities of any particular series ("Guaranteed Indebtedness"), unless:

                           (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee (a "Subsidiary Guarantee") of payment of the Securities of such series by such Restricted Subsidiary and

                           (ii) such Restricted Subsidiary waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee;

provided that this paragraph shall not be applicable to (x) any Guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or (y) any Guarantee of any Restricted Subsidiary of Indebtedness Incurred under Credit Facilities or Vender Credit Facilities pursuant to clause (ix) of the definition of "Permitted Indebtedness." If the Guaranteed Indebtedness is (A) pari passu in right of payment with the Securities of such series, then the Guarantee of such Guaranteed Indebtedness shall be pari passu in right of payment with, or subordinated in right of payment to, the Subsidiary Guarantee or (B) subordinated in right of payment to the Securities of such series, then the Guarantee of such Guaranteed Indebtedness shall be subordinated in right of payment to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated in right of payment to the Securities of such series.

                  Notwithstanding the foregoing, any Subsidiary Guarantee by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Issuer, of all of the Issuer's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

                                   ARTICLE 11

                          SATISFACTION AND DISCHARGE

                  Section 11.01. Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to surviving rights or registration of transfer or exchange of Securities of any particular series herein expressly provided for) and the Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either (i) all Securities of any particular series theretofore authenticated and delivered (other than (x) Securities of any particular series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 hereof and (y) Securities of any particular series for whose payment money has theretofore been irrevocably deposited or caused to be deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or (ii) all such Securities of any particular series not theretofore delivered to the Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be deposited with the Trustee in trust an amount of money in dollars sufficient to pay and discharge the entire Indebtedness on such issue of Securities of any particular series not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest to the date of such deposit or maturity date of redemption; and

                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (other than amounts that could become payable under Section 4.06 or 6.07); and

                  (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; provided, that such Opinion of Counsel may rely, as to matters of fact, upon an Officers' Certificate.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Sections 4.06 and 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (a)(ii) of this Section 11.01, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 10.03 shall survive.

                  Section 11.02. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such money has been deposited with the Trustee.

                                   ARTICLE 12

                                   REDEMPTION

                  Section 12.01. Right of Redemption; Mandatory Redemption. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, the Securities will be redeemable, at the Issuer's option, in whole or in part, at any time or from time to time, on or after [___________] and prior to maturity, upon not less than [__] nor more than [__] days' prior notice mailed by first-class mail to each Holder's last address, as it appears in the Security Register, at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of Record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on an Interest Payment Date), if redeemed during the 12 month period commencing [________] of the years set forth below:

                                            REDEMPTION
                            YEAR              PRICE
                            ----            ----------
                  20__  ..................  [_______%]

                  20__ ...................  [_______%]

                  20__ ...................  [_______%]

                  20__ and thereafter ....  [_______%]

In addition, at any time or from time to time on or prior to [_____________], the Issuer may, other than in any circumstances resulting in a Change of Control, redeem, at its option, up to [____%] of the aggregate principal amount of the Securities of any particular series with the proceeds of one or more additional Public Equity Offerings or Strategic Equity Investments resulting in aggregate gross proceeds to the Issuer of at least [_________], at any time or from time to time in part, at a Redemption Price (expressed as a percentage of principal amount) of [____%], plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of Record on the relevant Record date that is prior to the Redemption Date to receive interest due on an Interest Payment Date); provided that at least [____%] of the aggregate principal amount of Securities of any particular series originally issued remain outstanding after each such redemption. Any such redemption shall be made within [____%] days after the consummation of such Public Equity Offering or Strategic Equity Investment upon not less than [__] nor more than [__] days' prior notice.

                  Section 12.02. Notice to the Trustee.

                  If the Issuer elects to redeem any Securities of any particular series pursuant to [Paragraph 3], it shall notify the Trustee of the Redemption Date and principal amount of Securities of such series to be redeemed.

                  The Issuer shall notify the Trustee of any redemption at least [___] days before the Redemption Date by an Officers' Certificate, stating that such redemption will comply with the provisions hereof and of the Securities of such series.

                  Section 12.03. Selection of Securities to be Redeemed.

                  In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with any applicable requirements of the principal national securities exchange, if any, on which such Securities are listed or, if such Securities are not then listed on a national securities exchange (or if such Securities are so listed but the exchange does not impose requirements with respect to the selection of debt securities for redemption), on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part.

                  The Trustee shall promptly notify the Issuer and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  Section 12.04. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than [__] nor more than [__] days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the Security Register maintained by the Registrar.

                  All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (a) the Redemption Date;


                  (b) the Redemption Price and the amount of accrued interest, if any, to be paid;

                  (c) that, unless the Issuer defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price plus unpaid interest on such Securities through the Redemption Date, upon surrender to the Paying Agent of such Securities redeemed;

                  (d) if any Security is to be redeemed in part, the portion of the principal amount at maturity (equal to $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable) of such Security to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount at maturity equal to the unredeemed portion thereof will be issued without charge to the Holder of such Security;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent; and

                  (f) that the redemption is for a sinking fund, if such is the case;

                  (g) the CUSIP or CINS number, if any, relating to such Securities.

                  (h) unless otherwise provided as to a particular series of Securities, if at the time of publication or mailing of any notice of redemption the Issuer shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the

Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless moneys are so receive before such date.

                  Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's written request, by the Trustee in the name and at the expense of the Issuer.


                  Section 12.05. Effect of Notice of Redemption.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of Record at the close of business on the relevant Record Dates referred to in the Securities.

                  Section 12.06. Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Issuer shall deposit with the Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and any accrued interest on, all the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Issuer to the Trustee for cancellation.

                  If the Issuer complies with the preceding paragraph, then, unless the Issuer defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price plus unpaid interest on the Securities through the Redemption Date, upon surrender of such Securities. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate provided in the Securities.

                  Section 12.07. Securities Redeemed in Part.

                  Upon surrender to the Paying Agent of a Security which is to be redeemed in part, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.


                                   ARTICLE 13

                                 SINKING FUNDS

                  Section 13.01. Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to redemption as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  Section 13.02. Satisfaction of Sinking Fund Payments with
                                 Securities.

                  The Issuer (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been (i) previously canceled pursuant to
Section 3.09 or delivered for cancellation or (ii) redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted Optional Sinking Fund Payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any Mandatory Sinking Fund Payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited at the principal amount for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly.

                  Section 13.03. Redemption of Securities for Sinking Fund.

                  Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Article Twelve and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Article Twelve and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Article Twelve. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Article Twelve.

                                   ARTICLE 14

                                  SUBORDINATION

                  14.1. Agreement to Subordinate.

                  The Issuer agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article 14, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                  14.2. Liquidation; Dissolution; Bankruptcy.

                  Upon any distribution to creditors of the Issuer in a liquidation or dissolution of the Issuer or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Issuer or its property, in an assignment for the benefit of creditors or any marshaling of the Issuer's assets and liabilities:

                  (i) holders of Senior Debt shall be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before Holders of the Securities shall be entitled to receive any payment with respect to the Securities (except that Holders may receive (A) Permitted Junior Securities and (B) payments and other distributions made from any defeasance trust created pursuant to Section 4.01 hereof); and

                   (ii) until all Obligations with respect to Senior Debt (as provided in clause (i) above) are paid in full, any distribution to which Holders would be entitled but for this Article 14 shall be made to holders of Senior Debt (except that Holders of Securities may receive (A) Permitted Junior Securities and (B) payments and other distributions made from any defeasance trust created pursuant to Section 4.01 hereof), as their interests may appear.

                  14.3. Default on Designated Senior Debt.

                  (a) The Issuer may not make any payment or distribution to the Trustee or any Holder in respect of Obligations with respect to the Securities and may not acquire from the Trustee or any Holder any Securities for cash or property (other than (A) Permitted Junior Securities and (B) payments and other distributions made from any defeasance trust created pursuant to Section 4.01 hereof) until all principal and other Obligations with respect to the Senior Debt have been paid in full if:

                           (i)  a default in the payment of any principal or
other Obligations with respect to Designated Senior Debt occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Designated Senior Debt; or

                           (ii) a default, other than a payment default, on
Designated Senior Debt occurs and is continuing that then permits holders of the Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Person who may give it pursuant to Section 14.11 hereof. If the Trustee receives any such Payment Blockage Notice, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice and (B) all scheduled payments of principal, premium, if any, and interest on the Securities that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived for a period of not less than 90 days.

                  (b) The Issuer may and shall resume payments on and distributions in respect of the Securities and may acquire them upon the earlier of:

                           (i)  the date upon which the default is cured or
waived, or

                           (ii) in the case of a default referred to in clause
(ii) of Section 14.3(a) hereof, 179 days pass after notice is received if the maturity of such Designated Senior Debt has not been accelerated, if this Article 14 otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

                  14.4. Acceleration of Securities.

                  If payment of the Securities is accelerated because of an Event of Default, the Issuer shall promptly notify holders of Senior Debt of the acceleration.

                  14.5. When Distribution Must Be Paid Over.

                  In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 14.3 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 14, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Issuer or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 14 except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

                  14.6. Notice by Issuer.

                  The Issuer shall promptly notify the Trustee and the Paying Agent of any facts known to the Issuer that would cause a payment of any Obligations with respect to the Securities to violate this Article 14, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt as provided in this Article 14.

                  14.7. Subrogation.

                  After all Senior Debt is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Securities have been applied to the payment of Senior Debt. A distribution made under this
Article 14 to holders of Senior Debt that otherwise would have been made to Holders of Securities is not, as between the Issuer and Holders, a payment by the Issuer on the Securities.

                  14.8. Relative Rights.

                  This Article 14 defines the relative rights of Holders of Securities and holders of Senior Debt. Nothing in this Indenture shall:

                  (i) impair, as between the Issuer and Holders of Securities, the obligation of the Issuer, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                  (ii) affect the relative rights of Holders of Securities and creditors of the Issuer other than their rights in relation to holders of Senior Debt; or

                  (iii) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders of Securities.

                   If the Issuer fails because of this Article 14 to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

                  14.9. Subordination May Not Be Impaired by Issuer.

                  No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Issuer or any Holder or by the failure of the Issuer or any Holder to comply with this Indenture.

                  14.10. Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

                   Upon any payment or distribution of assets of the Issuer referred to in this Article 14, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 14.

                  14.11. Rights of Trustee and Paying Agent.

                  Notwithstanding the provisions of this Article 14 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Securities to violate this Article 14. Only the Issuer or a Representative may give the notice. Nothing in this Article 14 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 6.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

                  14.12. Authorization to Effect Subordination.

                  Each Holder of Securities, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 14, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

                  14.13. Amendments.

                  The provisions of this Article 14 shall not be amended or modified without the written consent of the holders of all Senior Debt.








                [The rest of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first written above.

                                             ISSUER:

                                             CAPROCK COMMUNICATIONS CORP.


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                             TRUSTEE:

                                             [ ___________ ]

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT A-1

                                FORM OF SECURITY

                          CAPROCK COMMUNICATIONS CORP.

               ______ SENIOR SECURITIES DUE [______], SERIES [___]

CUSIP No.
No. [________]


                  CAPROCK COMMUNICATIONS CORP., a corporation incorporated under the laws of the State of Texas ("Issuer," which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of _______________ Dollars on [_______], at the office or agency of the Issuer referred to below, and to pay interest thereon on [_______], and [_______], (each an "Interest Payment Date"), of each year, commencing on [_______], accruing from [_______], or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of [_____%], per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a [_______]-day year of [_______]-day months.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the [_______], and [_______], (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than [__] days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                  Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of

Manhattan in The City of New York, State of New York, or at such other office or agency of the Issuer as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.











                  [Remainder of Page Intentionally Left Blank.]

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:                                       CAPROCK COMMUNICATIONS CORP.


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the [_______%], Senior Securities due [_______], Series [_], referred to in the within-mentioned Indenture.


                                               [_____________________________],
                                               [_____________________________]


                                               By:
                                                  -----------------------------
                                                       Authorized Signatory

                               REVERSE OF SECURITY

                  1. Indenture. This Security is a duly authorized issue of Securities of the Issuer designated as the [_____%] Senior Securities due ___, Series __ (herein called the "Securities"). The Securities are limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to [$_______], which may be issued under an indenture (herein called the "Indenture") dated as of ___ , by and among the Issuer and Chase Manhattan Trust Company, National Association, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of such terms.

                  No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  2. Redemption. The Securities will be redeemable, at the option of the Issuer, in whole or in part, on or after [_________] upon not less than [___] nor more than [___] days' written notice at the redemption prices (expressed as percentages of principal amount at maturity) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on [_________] of each of the years indicated below:

              YEAR                   PERCENTAGE
20__ ............................... [_______%]
20__ ............................... [_______%]
20__ ............................... [_______%]
20__ and thereafter ................ [_______%]

                  In addition, at any time or from time to time on or prior to [_______], the Issuer may, other than in any circumstances resulting in a Change of Control, redeem, at its option, up to [__%] of the aggregate principal amount of the Securities with the proceeds of one or more additional Public Equity Offerings or Strategic Equity Investments resulting in aggregate gross proceeds to the Issuer of at least [_________], at any time or from time to time in part, at a Redemption Price (expressed as a percentage of principal amount) of [____], plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of Record on the relevant Record date that is prior to the Redemption Date to receive interest due on an Interest Payment Date); provided that at least [____] of the aggregate principal amount of Securities originally issued remain outstanding after each such redemption. Any such redemption shall be made within [__] days after the consummation of such Public Equity Offering or Strategic Equity Investment upon not less than [__] nor more than [__] days' prior notice.

                  3. Offers to Purchase. Section 10.10 of the Indenture provides that upon the occurrence of a Change of Control and following certain Asset Sales, and subject to certain conditions and limitations contained therein, the Issuer shall make an offer to purchase all or a portion of the Securities in accordance with the procedures set forth in the Indenture.

                  4. Defaults and Remedies. If an Event of Default occurs and is continuing, the principal of all of the Outstanding Securities, plus all accrued and unpaid interest, if any, to and including the date the Securities are paid, may be declared due and payable in the manner and with the effect provided in the Indenture.

                  5. Defeasance. The Indenture contains provisions (which provisions apply to this Security) for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Issuer with certain conditions set forth therein.

                  6. Amendments and Waivers. The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages of aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past Defaults under the Indenture and this Security and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  7. Denominations, Transfer and Exchange. The Securities are issuable only in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof, the denominations in which Securities of the series shall be issuable. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Issuer, upon surrender of this Security for registration of transfer at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan in The City of New York, State of New York, or at such other office or agency of the Issuer as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  8. Persons Deemed Owners. Prior to and at the time of due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whosename this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Issuer, the Trustee nor any agent shall be affected by notice to the contrary.

                  9. GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  The Issuer will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: CapRock Communications Corp., 15601 Dallas Parkway, Suite 700, Dallas, Texas 75248.

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to:

             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Agent to transfer this Security on the books of the Issuer. The Agent may substitute another to act for him.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Issuer pursuant to Section 10.10 of the Indenture, check the box below:

         Section 10.10 [   ]

                  If you wish to have a portion of this Security purchased by the Issuer pursuant to Section 10.10 of the Indenture, state the amount:


                        $



Date:                               Your signature:

                                            (Sign exactly as your name appears
                                            on the other side of this Security)


                                            By:
                                                -------------------------------
                                                NOTICE:  To be executed by
                                                an executive officer

                                                                       EXHIBIT B

                    FORM OF LEGEND FOR BOOK-ENTRY SECURITIES

                  Any Security in Global Form authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THIS INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS Security IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS Security (OTHER THAN A TRANSFER OF THIS Security AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C

Form of Authenticating Agent's
Certificate of Authentication

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.




                                                              ------------------
                                                                      As Trustee

                                                    By:
                                                       ------------------------
                                                        As Authenticating Agent

                                                    By:
                                                       ------------------------
                                                           Authorized Signatory